                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-04297

                                  VAN ECK FUNDS
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2008

ITEM 1. REPORT TO SHAREHOLDERS.

SEMI-ANNUAL REPORT

J U N E  3 0 ,  2 0 0 8

( u n a u d i t e d )

Van Eck Funds

        EMERGING MARKETS FUND

        GLOBAL HARD ASSETS FUND

        INTERNATIONAL INVESTORS GOLD FUND

The information in the shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of June 30, 2008, and are subject to change.

Emerging Markets Fund

Dear Shareholder:

Van Eck Emerging Markets Fund fell 18.44% for the six months ended June 30, 2008. In comparison, emerging markets equities as measured by the Fund’s benchmark index, the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index1, fell 11.64% for the same period. We attribute the Fund’s underperformance to its higher weighting in smaller-capitalization companies relative to its benchmark. The first half of 2008 was a period that was marked by considerable uncertainly within global equity markets, and emerging markets investors demonstrated a preference for the perceived safety of larger-cap equities. With this said, we are pleased that your Fund outperformed the MSCI EM Small Cap Index2 which declined 21.91% in the first half.

Market and Economic Review
For the six months ended June 30, 2008, a generally unfavorable global environment for equities prevailed. At this writing, the outlook for global growth has been severely hampered by the ongoing financial sector crisis and the ensuing economic slowdown among the developed markets. Soaring commodity prices, particularly energy, metals and agricultural products, has greatly dampened the global economic climate and increased concerns about worldwide inflation. Despite these challenges, emerging market equity returns for the six-month period outpaced those of the broader U.S. equity market and the developed international markets, as measured by the Standard & Poor’s (S&P) 500 Index3 (-11.91%) and the MSCI EAFE (Europe, Australasia and the Far East) Index4 (-10.58%), respectively.

Although emerging markets as a whole performed in line with developed markets in the first half, there was a notable divergence in returns within the asset class, among regions and capitalization levels. For example, Latin American equities posted the greatest gains of the three major emerging markets regions, with the MSCI EM Latin America Index5 gaining 9.41% in the first half in U.S. dollar terms. Within Latin America, high commodity prices supported Brazil (12.96% in U.S. dollar terms), despite local rate hikes to combat inflationary pressures. The Emerging Europe, Middle East and Africa (EMEA) region also outperformed the benchmark index by producing a -6.08% return in U.S. dollar terms for the six months, as measured by the MSCI EM EMEA Index.6 Strong energy prices carried Russian and Middle Eastern equities, while high current account deficits and inflation weighed on Turkish, South African and select Eastern European markets. Of the three major regions, Emerging Asia was definitely the weakest for the period, declining 21.91% in U.S. dollar terms as measured by the MSCI EM Asia Index7. Valuations continued to converge as Indian and domestic Chinese stocks were aggressively sold down from previous lofty levels. Taiwan was Asia’s top performer (-5.50% in U.S. dollar terms) as March’s presidential elections ushered in a market-friendly regime with proposals for a combination of infrastructure spending, financial deregulation and better cross-straits relations.

From a capitalization perspective, smaller-capitalization emerging markets equities suffered from mounting risk aversion in the first half, and underperformed their large-cap counterparts. By comparison, the MSCI EM Small Cap Index fell 21.91% versus an 11.64% decline for the larger-cap MSCI EM Index (in U.S. dollar terms). The outperformance of large-cap stocks within emerging markets was driven by an increasingly narrow list of global cyclical stocks in the energy and commodities sectors. By contrast, small- and mid-capitalization emerging markets stocks have a greater bias towards domestic consumption. In addition, we believe that forced de-leveraging from hedge funds, on the back of the global credit crisis, also played a key roll in the relative underperformance of smaller-caps, as hedge funds exited less liquid positions. This performance dichotomy has certainly occurred in the past, but each time small- and mid-caps have recovered.

Emerging Markets Fund

Fund Review
As mentioned above, despite underperforming its broader benchmark index, the Fund outperformed the MSCI EM Small Cap Index on a year-to-date basis. In addition, the Fund significantly outperformed both indices coming out of the trough marked by this year’s mid-March correction. This outperformance, which followed the nadir of the Bear Stearns collapse, is due to selectively adding to positions which we believed were either oversold (Ultrapetrol, KazMunaiGas; 0.6% and 3.7%, respectively, of Fund net assets†) or by making opportunistic additions to the Fund’s portfolio (Israel Chemicals, Olam International, Taewoong Co; (1.3%, 0.8%, and 2.8%, respectively, of Fund net assets†). We also reduced the Fund’s exposure to a number of small- and mid-cap holdings that we believed had tremendous value but lacked a near-term catalyst to realize that gap. However, we have not changed our relatively higher overall exposure to small- and mid-cap stocks as we continue to see an appealing balance of growth at attractive valuations.

Top performers for the Fund during the semi-annual period included a pair of defensive Turkish companies. BIM Birlesik Magazalar (1.5% of Fund net assets†) has flourished amid unfavorable economic conditions as consumption preferences have invariably shifted to the hard-discount format, supporting the retailer’s same-store sales growth. The Fund has also benefited from its investment in Tekfen Holdings (0.8% of Fund net assets†), a conglomerate with primary interests in construction and agri-industries. Strong construction spending from the oil-rich Middle East, North Africa and CIS (Commonwealth of Independent States) regions has provided Tekfen with a healthy backlog of construction projects. Kazakhstan’s Eurasian Natural Resources Corp. (1.1% of Fund net assets†) was another star performer for the Fund, as management has outlined impressive project expansions across a range of commodities. In addition, the diversified miner is self sufficient in coal and power production, allowing the company to rank globally as one of the lowest cost producers of both ferroalloys and iron ore.

Negative contributions to the Fund’s results in the first half included Philippine real estate developer, Megaworld Corp. (0.7% of Fund net assets†). Heightened competition and increased costs have begun to weigh heavily on the developer’s profitability and its stock price. India was also a significant source of value erosion over the past six months, with GVK Power & Infrastructure, Reliance Capital and ICSA (India) detracting from the Fund’s return (0.7%, 1.9%, and 1.0%, respectively, of Fund net assets†). While corporate earnings and economic growth in India have met investor expectations thus far, recent developments have been mostly negative, dampening sentiment. Inflation management appears to be the key priority for India’s Reserve Bank and this challenge has increased the level of investment risk.

* * *

As we head into the second half of 2008, the Fund maintains an overweight position in Asia, while holding a neutral stance in EMEA, and an underweight position in Latin America, relative to its benchmark index. Within the Fund’s Asian holdings, we continue to heavily underweight South Korea and Taiwan due to the technology-heavy and U.S. consumer-dependent nature of their heavily export-geared economies. Although neutral overall in the EMEA region, the Fund has a noticeable underweighting in South Africa given our negative view on its economy. South Africa’s current cycle of interest-rate tightening has been prolonged in response to rising inflation pressures, and ongoing power shortages continue to cloud the country’s outlook. The primary reason for our underweight position in Latin America is due to our tepid outlook on the Mexican market, which is closely tied to U.S. market performance. Finally, the Fund has overweight positions based on stock specific factors, which include holdings in China, Malaysia, and Kazakhstan.

Emerging Markets Fund

We are optimistic about the prospects for emerging markets and continue to favor small- and mid-cap emerging market equities. Over the long term, despite leadership rotation, emerging markets small- and mid-cap equities have performed comparably to their large-cap brethren. Despite the recent underperformance, we are confident that smaller-cap equities will once again take the lead, as has historically been the pattern, just prior to the bottom of the current economic cycle and are likely to maintain this lead on the upside.

Additional risks include inflation and the subsequent monetary policy responses by central banks, especially in larger emerging markets economies such as Brazil, Russia, India and China, where modest benchmark interest rate increases have been initiated to combat the inflationary pressures caused by rising energy, commodity and agricultural costs. A sharp drop in these prices could also be a potential risk for emerging markets. However, we believe that current economic growth and infrastructure investments throughout the developing world will generally allow commodity prices to remain relatively strong, albeit with a decline from current elevated levels. Furthermore, the probability of further downgrades in 2008 and 2009 earnings estimates is also cause for concern. In our opinion, emerging markets earnings estimates have been unjustifiably resilient year-to-date, given the slowdown of developed market economies. Although earnings estimates have been revised downward somewhat in the first half, we believe additional downgrades are likely in the near term.

In conclusion, we are strong long-term believers in the emerging markets asset class. For the remainder of the year, we foresee the potential for choppy performance given that the emerging markets are influenced by U.S. economic conditions. We believe that the possibility of a second-half rally is likely to be data dependent. If risk aversion dissipates and economic data from the U.S. improves, we would anticipate that emerging markets would stand to benefit.

You can lose money by investing in the Fund. Any investment in the Fund should be part of an overall investment program, not a complete program. The Fund is subject to the risks associated with its investments in emerging market securities, which tend to be more volatile and less liquid than securities traded in developed countries. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and small or mid-cap companies. The Fund is also subject to inflation risk, short-sales risk, market risk, nondiversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

We appreciate your participation in Van Eck Emerging Markets Fund and look forward to helping you meet your investment goals in the future. We maintain our belief that the fundamental drivers of emerging markets remain strong and that an allocation to emerging markets within a diversified long-term portfolio can add the potential for both lower risk and enhanced return.

David A. Semple
Portfolio Manager

July 25, 2008

Emerging Markets Fund

†	All Fund assets referenced are Total Net Assets as of June 30, 2008.

All indices listed are unmanaged indices and do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

1

The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index is calculated with dividends reinvested. The Index captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets.

2

The MSCI EM Small Cap Index is part of the MSCI Global Small Cap Index, which measures a total of approximately 5,600 small-cap securities; the EM Small Cap Index includes 25 country indices plus regional and global indices.

3	The Standard & Poor’s (S&P) 500 Index is calculated with dividends reinvested. The Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.
4	The MSCI EAFE Index is an unmanaged capitalization-weighted index containing approximately 1,100 equity securities of companies located in Europe, Australasia and the Far East.

5	The MSCI EM Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in Latin America.

6

The MSCI EM EMEA (Emerging Europe, Middle East and Africa) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Europe, the Middle East & Africa.

7	The MSCI EM Asia Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Asia.

Please note all regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

Emerging Markets Fund

PERFORMANCE RECORD AS OF 6/30/08 (unaudited)
Average	After
Annual	Maximum	Before
Total	Sales	Sales
Return	Charge*	Charge
A shares—
Year to Date	(23.14)%	(18.44)%
1 year	(16.76)%	(11.71)%
5 year	26.52%	28.03%
10 year	8.86%	9.51%
Life (since 12/20/93)	9.71%	10.15%
C shares—
Year to Date	(19.43)%	(18.62)%
1 Year	(12.96)%	(12.16)%
Life (since 10/3/03)	22.90%	22.90%
I shares—
Year to Date	n/a	(18.25)%
Life (since 12/31/07)	n/a	(18.25)%

*	A Shares: maximum sales charge is 5.75%

Gross Expense Ratio 1.62% / Net Expense Ratio 1.62% For the period May 1, 2008 through April 30, 2009, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Fund Operating Expenses exceeded 2.25% of average daily net assets.

*

C Shares: 1.00% contingent deferred redemption charge, first year Gross Expense Ratio 2.14% / Net Expense Ratio 2.14% For the period May 1, 2008 through April 30, 2009, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Fund Operating Expenses exceeded 2.50% of average daily net assets.

*

I Shares: no sales or contingent deferred redemption charges Gross Expense Ratio 65.75% / Net Expense Ratio 1.15% For the period May 1, 2008 through April 30, 2009, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Fund Operating Expenses exceeded 1.15% of average daily net assets.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account. Performance information current to the most recent month end is available by calling 1.800.826.2333.

Emerging Markets Fund

Geographical Weightings†
as of June 30, 2008
(unaudited)

Sector Breakdown**
as of June 30, 2008 (unaudited)
Energy	21.8%
Real Estate	13.5%
Services	10.2%
Capital Goods	9.6%
Consumer Goods	9.3%
Finance	8.6%
Chemicals	6.8%
Industrial Metals	5.2%
Basic Industry	3.9%
Consumer, Durable.	3.5%
Consumer, Non-Durable.	2.5%
Transportation	2.5%
Materials	1.7%
Paper and Forest	0.9%

*	Percentage of net assets.
**	Percentage of investments. Portfolio is subject to change.
†	Geographical weightings add up to more than 100% due to a negative “Other assets less liabilities” position (-0.7%; see page 29) that is not shown of this pie chart.

Emerging Markets Fund

Top Ten Equity Holdings*
June 30, 2008 (unaudited)

KazMunaiGas Exploration Production (KMG EP) (Kazakhstan, 3.7%)
KMG EP is the second largest oil company in Kazakhstan. The company carried out its initial public offering on the Kazakhstan Stock Exchange in September 2006. The company seeks to increase its oil production and replace reserves both through acquisitions and exploration in the longer term.

KNM Group BHD (Malaysia, 3.6%)
KNM Group is an investment holding company whose subsidiaries and associated companies are involved in integrated systems design and engineering, international procurement, manufacture of process equipments for the oil, gas, petrochemical and minerals processing industries.

LUKOIL (Russia, 3.4%)
LUKOIL explores for, produces, refines, transports and markets oil and gas, mainly from Western Siberia. The company also manufactures petrochemicals, fuels and other petroleum products. LUKOIL operates refineries and gasoline filling stations in Russia and the U.S. The company transports oil through pipelines and petroleum products with its fleet of ships.

Cia Vale do Rio Doce (CVRD) (Brazil, 3.0%)
CVRD produces and sells iron ore, pellets, manganese, iron alloys, gold, kaolin, bauxite, alumina, aluminum and potash. The company owns stakes in several steel companies. CVRD also owns and operates railroads and maritime terminals in Brazil.

Petróleo Brasileiro S.A. (Petrobras) (Brazil, 2.9%)
Petrobras explores for, produces, refines, transports and markets petroleum and petroleum products, including gasoline, diesel oil, jet fuel, aromatic extracts, petrochemicals and turpentine. The company operates refineries, oil tankers and a distribution pipeline grid in Brazil and markets its products in Brazil and abroad.

Taewoong Co. Ltd. (South Korea, 2.8%)
Taewoong manufactures open die forging products that are used in the heavy industrial fields, such as petrochemical plants, shipbuilding, aviation, power plants, nuclear power plants, and industrial equipment primarily in South Korea. The company is also one of the world’s largest manufacturers of forged parts for wind energy.

Tian An China Investments Co. Ltd. (Hong Kong, 2.2%)
Tian An China is an investment holding company that develops apartments, villas, office buildings, and commercial properties primarily in the People’s Republic of China. The group’s principal businesses are property development, hotel investment and management, properties agency and management, building materials and investments holding.

CB Industrial Product Holdig BHD (Malaysia, 2.2%)
CB Industrial is an investment holding company that engages in the manufacture of palm oil mill equipment and related parts in Malaysia. The company’s products include sludge centrifuge separators, digesters, king crackers, screw press, vibrating screens, boilers, cage tippers, sterilizer vessels, threshers and transfer carriages.

Finetec Corp. (South Korea, 2.2%)
Finetec is a manufacturer of polyurethane heat insulation, including cryogenic insulation materials, which are used for liquefied natural gas and liquefied petroleum gas carriers. The company’s gas segments business provides refrigerants used for refrigerators and air conditioners, etc.

Halyk Savings Bank of Kazakhstan (Kazakhstan, 2.1%)
Halyk Bank is a regional financial services group focusing on corporate, SME (small and medium-sized enterprise) and retail banking. Halyk offers a full range of financial products (banking, insurance, pension, securities, leasing) in Kazakhstan and its neighbors, including Russia, Central Asia, Georgia, Azerbaijan, Mongolia, and the Xinjiang Uigur Autonomous Region of China.

* Portfolio is subject to change.
Company descriptions courtesy of Bloomberg.com.

Emerging Markets Fund

Explanation of Expenses (unaudited)

As a shareholder of the Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 to June 30, 2008.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (including contingent deferred sales charges). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
		Beginning	Ending	During Period*
		Account Value	Account Value	January 1, 2008-
		January 1, 2008	June 30, 2008	June 30, 2008
Class A	Actual	$1,000.00	$815.60	$7.31
	Hypothetical**	$1,000.00	$1,016.81	$8.12
Class C	Actual	$1,000.00	$813.80	$9.65
	Hypothetical**	$1,000.00	$1,014.22	$10.72
Class I	Actual	$1,000.00	$818.10	$5.20
	Hypothetical**	$1,000.00	$1,019.14	$5.77

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2008) of 1.62% on Class A Shares, 2.14% on Class C Shares, and 1.15% on Class I Shares, multiplied by the average account value over the period, multiplied by 182 and divided by 366 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses.

Global Hard Assets Fund

Dear Shareholder:

We are pleased to report that Van Eck Global Hard Assets Fund had an outstanding first half of 2008, gaining 22.98% for the six-month period. The Fund outperformed its benchmark S&P North American Natural Resources Sector Index (SPGINRTR)1 which rose 14.74%. By contrast, the S&P Goldman Sachs Commodity Index (SPGSCITR)2 was up 41.44% year to date through June 30, 2008. (SPGSCITR provides a measure of the performance of underlying commodities markets.) The Fund continued to demonstrate compelling diversification benefits, given its low correlation to traditional financial markets. For example, domestic U.S. equities declined 11.91% year to date, as measured by the S&P 500 (S&P 500) Index3.

The second quarter saw the fastest quarterly rise in commodity prices in 25 years. We therefore believe that we are likely to experience a retrenchment in prices.

Does this mean that we are in the midst of a commodity “bubble”? In our view, the current natural resources “super cycle” remains strong, albeit with increased volatility among commodity-related equities. A debate is underway on the impact of speculative investors, including pension plans and hedge funds, and rising commodity prices. Nevertheless, the supply-demand gap for many commodities continued to widen in the first half of the year, particularly in energy and agriculture. We continue to believe that market fundamentals will provide ongoing opportunities for prudent investors.

The Fund’s positions in energy and precious metals contributed most to its relative results so far in 2008. The Fund is a flexible, actively managed portfolio and employs a disciplined investment process that seeks to identify companies with superior growth potential. The Fund further distinguishes itself by investing in different natural resources sectors across several geographic regions. We firmly believe that a diversified investment style can potentially limit volatility in comparison with more narrowly focused funds.

Market and Economic Review
Hard assets and commodity-related investments saw continued positive performance in the first half of 2008. We are now in the seventh consecutive year in which these investments have outpaced more traditional financial asset classes. In sharp contrast, several investment categories fared poorly, particularly those affected by the ever-widening U.S. mortgage crisis. According to Morningstar4, the average natural resources mutual fund gained 16.61% for the six months ended June 30, 2008, compared to a net loss of 10.6% for the average U.S. diversified equity fund.

During the period, crude oil prices soared above $143 a barrel for the first time, gaining 49.0% . Gold bullion prices reached an all-time high of $1,033 per ounce on March 18, before retreating to close on June 30 at $925.40 for a net gain of 11.0%. Natural gas prices were up 69.6%.

Global demand for commodities continued to accelerate in the first half with strong, continuous growth from the developing BRIC (Brazil, Russia, India and China) countries. Persistently high production costs have elevated the floor of many commodity prices worldwide. In particular, higher energy costs have translated into higher production and extrication costs for most commodities. Governments in the developing world have been trying hard to tame the rise in commodity prices, by balancing supply and demand. To combat rising inflation, many central banks are poised to raise interest rates. Here in the U.S., investors continue to deal with the weight of a deteriorating economy on the back of the subprime mortgage crisis, and growing inflation fears.

The financial system also came under extreme pressure with the collapse of Bear Stearns in March, causing the Federal Reserve Board (“the Fed”) to put taxpayer money at risk by guaranteeing Bear Stearns’ illiquid mortgage- and asset-backed securities. At this writing, the credit crisis continues to unravel, and U.S. Treasury Secretary Henry Paulson announced government plans to bailout the ailing mortgage giants, Fannie Mae and Freddie Mac.

Energy
The past 18 months have seen a meteoric rise in energy prices, particularly crude oil, natural gas and coal. Crude oil prices climbed from a low of $51 per barrel in late January 2007 to a high of $143 per barrel in the second half of 2008—a 180% rise. Despite seven years of rising prices, world oil consumption continues to grow. The U.S. consumer has especially felt the pinch as regular-grade

Global Hard Assets Fund

gasoline retail prices hit $4.09 per gallon on June 30. Natural gas prices soared 69.6% in the first half. Coal equities gained 40.1% as measured by the Stowe Coal IndexSM 5.

Strong demand out of Asia for both crude and distillate oil was a key factor driving crude oil prices higher during the first half. On the supply side, key oil producing countries including Mexico, Venezuela, Nigeria and Russia had difficulty maintaining production levels. Geopolitical risks have been particularly notable in Nigeria, OPEC’s (Organization of the Petroleum Exporting Countries) fifth largest oil producer, where ongoing violence continues. Also, fears of supply disruption in Iran have escalated as tension builds between Israel and Iran. Power shortages in China also reawakened the need to ensure that supplies are available. Finally, global supply was also constrained by OPEC’s decision in March to maintain current production levels until it next convenes in September.

Natural gas prices increased on major exploration discoveries, falling inventories and strong overseas market demand that continued to divert liquid natural gas cargoes away from the U.S. Also, colder winter weather in China last year increased the use of natural gas for heating. Looking ahead, despite a strong increase in domestic natural gas production here in the U.S., we expect pricing to remain strong throughout the summer months.

The coal market remained very tight throughout the first half of 2008. Unlike the U.S., Asia is experiencing healthy growth in the construction sector and increasing its demand for steel.

Rising energy commodity prices and strong first quarter earnings benefited energy related stocks, particularly those of oilfield services companies, reflected by the 12.4% gain of the Energy Select Sector Index (IXE)6 in the first half.

Precious Metals
Precious metal-related assets outperformed more traditional financial markets. For the six-month period, gold bullion prices advanced $91.48 per ounce, or 11%, to close on June 30, 2008 at $925.40. The precious metal reached an all-time high of $1,033 per ounce on March 18. Since then, gold has pulled back, consolidating in a price range of approximately $860 to $940 per ounce.

Several themes supported gold bullion prices during the first half of 2008, including the deteriorating U.S. economy, U.S. dollar weakness and strong global investment demand as gold gained support as a hedge against inflation. Higher-than-expected food and energy prices caused several countries to experience their highest levels of inflation in many years, an environment that promotes gold as a refuge. It is worth noting that higher gold bullion prices dampened fabrication demand during the period, as jewelers awaited further price weakness.

Among other precious metals prices, platinum prices rose nearly 36% and silver prices climbed nearly 18% in the first half. In terms of precious metals equities, gold shares gained 5.62% as measured by the Amex Gold Miners Index (GDM)7, lagging bullion’s rise. At the same time, the Philadelphia Stock Exchange Gold and Silver (XAU) Index8 returned 13.12%.

Base and Industrial Metals
Among base and industrial metals, there was a considerable disparity in the first half, with copper and aluminum prices both rising approximately 30%, while lead and uranium prices were down more than 30%. Generally speaking, the first quarter was much better for metals than the second quarter. For example, power cuts to smelters in China and South Africa caused production to decrease and the price of aluminum to increase by 25% in the first quarter, while copper prices rose approximately 28% and nickel prices gained over 13%. Zinc was the exception, down over 2% in the first quarter.

By contrast, many base and industrial metals were hurt in the second quarter by growing recessionary worries, resulting in a glut in supply. Zinc was among the hardest hit, plunging more than 30% from its March peak, and ending the second quarter off 17% (a total decline of 19% in the first half). Also in this quarter, nickel fell 26% and lead fell 36%.

Paper and Forest Products
As was the case in 2007, the paper and forest products sector remained subdued in the first half of 2008. The worst housing slump in the U.S. in more than 25 years continues to have a negative impact on the demand for forest products. Sales of timber and other building materials are down significantly in both the U.S. and Canada. However,

Global Hard Assets Fund

the paper pulp market has enjoyed several good years with prices being supported by higher energy and fiber costs. Increased demand from Asia is driving a huge appetite for both virgin pulp and recycled fiber.

Real Estate
The recent real estate investments slump, which is global in scope, is easily grasped given the aftershocks of the U.S. mortgage market collapse and liquidity crunch, impacting markets both here and abroad.

Fund Review
Energy Holdings
As was the case in 2007, energy was the Fund’s dominant sector for the first half of 2008. The Fund’s energy allocation began the year at 59.4% and was 58.1% at midyear; while basically unchanged, there was quite a bit of profit taking in the first half. Our focus on energy-related companies, predominantly in North America, was prudent, given that it was the greatest contributor to the Fund’s relative returns for the period.

In the first half, standouts among the Fund’s energy holdings included several coal companies. Higher “met coal” (coking and pulverized coal used in making steel) pricing helped propel the fortunes of several coal companies owned by the Fund, including Alpha Natural Resources, Walter Industries, James River Coal and International Coal Group. Of these, metallurgical coal producer Alpha Natural Resources (4.5% of Fund net assets as of June 30, 2008) deserves the biggest applause. As a leading producer of high-quality high-revenue coals, Alpha enjoyed a phenomenal year given its 221.1% share price gain. At this writing, Cleveland-Cliffs and Alpha Natural Resources announced a definitive merger agreement under which Cleveland-Cliffs will acquire all of the outstanding shares of Alpha in a friendly stock-and-cash transaction valued at approximately $10 billion; the new company will be called Cliffs Natural Resources.

Florida’s Walter Industries (2.6% of Fund net assets†) was also a top energy contributor, with its shares also rising on higher met coal pricing expectations and internal operations improvements. Earlier this year, the company announced a restructuring of JWH Holding Company, LLC, the company’s financing and homebuilding business. In June, Walter also commenced a large public stock offering to help raise cash to offset its loan burden. Texas-based Range Resources (1.9% of Fund net assets†), a U.S. regional oil and gas player, was also a top-performer for the Fund. In April 2008, the company announced record production revenues for the first quarter, its 21st consecutive quarter and sixth consecutive year of sequential production growth.

By contrast, the Fund did hold a few performance detractors among its energy holdings in the first half, most notably integrated oil company Marathon Oil (position sold by mid-year), Valero Energy (0.8% of Fund net assets†) and Frontier Oil (1.0% of Fund net assets†). The share prices of all three companies declined on lower refining margins. The historically high oil prices in the first half that are expected to contribute to large profits for the major oil companies are dragging heavily on companies that engage in refining operations. For these firms, earnings are down substantially from a year ago and their declining stock prices reflect the difficult operating environment. In addition, with demand for gasoline having fallen, companies do not seem to be able to raise prices fast enough to keep up with escalating expenses.

Precious Metals Holdings
We started the year with an 11.4% precious metals allocation, which we reduced to 8.5% as of June 30 on profit taking. Throughout the first half, we continued to benefit from our strategy of taking advantage of M&A potential, favoring attractively priced small-cap or “junior” mining companies and limiting the Fund’s exposure to struggling South African gold stocks where mines are facing rapidly rising costs, disappointing export tonnage and power shortages. We have eliminated what little South African gold stocks were left in the Fund’s portfolio, as the region, in our view, is offering few attractive prospects.

Canada’s Agnico-Eagle Mines’ (1.8% of Fund net assets†) shares advanced, as it commissioned the Goldex mine in Quebec, its first of five planned growth projects. Canada’s Kinross Gold’s (1.7% of Fund net assets†) international skills paid off with the start-up of its world-class Kupol mine in Russia. Kinross continued to gain wider acceptance as a quality large-cap gold company. The markets are beginning to recognize upper management’s success at reshaping the company into a top

Global Hard Assets Fund

contender focused on growth with new projects in the Americas and in Russia coming on stream. Finally, the U.K.’s Randgold Resources (1.6% of Fund net assets†) increased its resources at Tongon in the Ivory Coast.

Negative contributors, although to a much smaller degree than our energy detractors, included Silver Wheaton (0.2% of Fund net assets†), whose stock price fell on the back of Goldcorp’s entire 48% interest. Goldcorp was a key player in the initial formation of Silver Wheaton.

Base and Industrial Metals Holdings
The base and industrial metals group was the third strongest contributor to the Fund’s performance in 2008’s first half. The Fund’s allocation increased from 11.1% at year-end 2007 to 15.0% as of June 30, 2008.

Steel-maker Nucor Corp. (2.8% of Fund net assets†) was a solid Fund contributor. The company announced record consolidated net earnings for the second quarter on global strength in the steel market, recent acquisitions and its ability to contain prices despite rising costs. Eurasian Natural Resources (0.5% of Fund net assets†), one of Kazakhstan’s largest companies, enjoyed strong earnings due to higher aluminum prices, ferrochrome and iron ore contract prices. London-listed diversified miner Anglo American (1.1% of Fund net assets†) also helped the Fund’s results, benefitting from the rally in platinum and coal.

We sold out of Australia’s diversified metals producer Rio Tinto Group (position sold by mid-year), as it continues to wrestle with a hostile takeover bid from bigger rival BHP Billiton (1.9% of Fund net assets†). Declining sales for Kaiser Aluminum (0.3% of Fund net assets†) also caused this holding to detract from the Fund’s results. Kaiser, along with the global aluminum industry, has been hard hit by rising input and energy prices, a weak U.S. dollar and soaring global inventories amid a slowdown in the U.S. housing and automobile markets.

Paper and Forest Product Holdings
We began the year with a very small allocation to paper and forest products (1.0%) and ended the period with just a 0.6% allocation. Given the industry-wide slump, the Fund’s three holdings underperformed, including U.S.’ Weyerhaeuser Co.,

Canada’s Timberwest Forest and U.S.’ Mercer International (0.4%, 0.2%, and 0.1%, respectively, of Fund net assets†).

Real Estate Holdings
As was the case in 2007, real estate sector was not a primary focus in the first half of 2008 with the Fund’s allocation at 0.1% as of June 30, 2008. The Fund’s only real estate holding, Killam Properties (0.1% of Fund net assets†), was a negative performer for the period.

Other Holdings
Agricultural product companies continued to garner attention in 2008, as agriculture commodities continued to tally positive pricing results. Global food shortages along with record-breaking floods in the U.S. Midwest helped support prices. In the month of June alone, corn prices climbed 21%, wheat 10%, and soybeans 16%. In terms of the Fund, Monsanto (1.2% of Fund net assets†), a global agricultural products provider, helped the Fund’s performance in the first half.

* * *

Global Hard Assets Fund offers a diversified approach to natural resource investing and has the ability to search out the most attractive opportunities from around the globe. Despite this decade’s historic rise in valuations in the hard asset category, we continue to believe that there are pockets of good value to be found in select hard asset equities. However, we caution investors that headwinds have increased, and that we are likely to experience a modest cyclical retrenchment.

Capital markets are expected to continue to wrestle with growing inflation fears, which as they increase are expected to put pressure on central banks worldwide to tighten monetary policy, particularly in the key commodity-demand-driven emerging markets of China, India, and Brazil. Growing inflation is likely to modestly dampen demand, thereby putting modest downward pressure on prices. At the same time, however, it is expected that commodity prices will continue to be supported by constrained supplies. In summary, we believe that long-term, commodity prices will continue to be reinforced by a combination of global economic growth (particularly among the emerging economies), supply-side constraints, the progress toward clean and alternative energy, and resource nationalism.

Global Hard Assets Fund

Finally, we are pleased to announce that analyst Ed Mitby has joined Van Eck to look for investment opportunities within the alternative energy universe. This sector is becoming increasingly important to a comprehensive hard assets and energy portfolio strategy, as nations rethink their reliance on traditional carbon-based energy sources such as coal and oil.

The Fund is subject to risks associated with concentrating its investments in hard assets and the hard assets sector, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities and CMOs. The Fund is also subject to inflation risk, short-sales risk, market risk, non-diversification risk and leverage risk. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

July 22, 2008

Global Hard Assets Fund

We appreciate your continued investment in Van Eck Global Hard Assets Fund, and we look forward to helping you meet your investment goals in the future. We maintain our belief that the fundamental drivers of the commodities markets remain strong and that an allocation to hard assets within a diversified long-term portfolio can add the potential for both lower risk and enhanced return.

Investment Team Members:

Derek S. van Eck Chief Investment Officer	Charles T. Cameron

Geoffrey R. King	Gregory F. Krenzer

Shawn Reynolds
Joseph M. Foster	Samuel R. Halpert

Edward T. Mitby	Charl P. de M. Malan

Global Hard Assets Fund

†	All Fund assets referenced are Total Net Assets as of June 30, 2008.

All indices listed are unmanaged indices and do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

1	The S&P North American Natural Resources Sector Index (SPGINRTR) is calculated with dividends reinvested. The Index includes mining, energy, paper and forest products, and plantation-owning companies.

2

The S&P GSCI Total Return Index (SPGSCITR) is calculated with dividends reinvested. The Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures.

3	The Standard & Poor’s (S&P) 500 Index is calculated with dividends reinvested. The Index consists of 500 widely held commons tocks, covering industrials, utility, financial and transportation sectors.

4	Morningstar, Inc. is a leading provider of independent investment research in the United States and in major international markets.
5

The Stowe Coal IndexSM is intended to give investors an efficient, modified market capitalization-weighted index designed to track movements of securities of companies involved in the coal industry that are traded on leading global exchanges.

6	The Energy Select Sector Index (IXE) seeks to provide an effective representation of the S&P

500 Index’s energy sector. The energy sector includes oil, gas and consumable fuels as well as energy equipment & services companies.

7

The Amex Gold Miners Index (GDM) is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold. The American Stock Exchange (Amex) owns, calculates and maintains GDM.

8	The Philadelphia Stock Exchange Gold and Silver Index (XAU) is a capitalization-weighted index that includes the leading companies involved in the mining of gold and silver.

Global Hard Assets Fund

PERFORMANCE RECORD AS OF 6/30/08 (unaudited)
Average	After
Annual	Maximum	Before
Total	Sales	Sales
Return	Charge*	Charge
A shares—
Year to Date	15.91%	22.98%
1 year	35.43%	43.69%
5 year	38.02%	39.66%
10 year	18.01%	18.71%
Life (since 11/2/94)	17.24%	17.75%
C shares—
Year to Date	21.53%	22.53%
1 year	41.63%	42.63%
5 year	38.68%	38.68%
10 year	17.87%	17.87%
Life (since 11/2/94)	17.11%	17.11%
I shares—
Year to Date	n/a	23.21%
1 Year	n/a	44.30%
Life (since 5/1/06)	n/a	30.31%

*	A Shares: maximum sales charge is 5.75%

Gross Expense Ratio 1.38% / Net Expense Ratio 1.38% For the period May 1, 2008 through April 30, 2009, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceeded 1.50% of average daily net assets.

*

C Shares: 1.00% contingent deferred redemption charge, first year Gross Expense Ratio 2.09% / Net Expense Ratio 2.09% For the period May 1, 2008 through April 30, 2009, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Fund Operating Expenses exceeded 2.50% of average daily net assets. The agreement to limit the Total Annual Fund Operating Expenses is limited to the Fund’s direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Fund through its investments in underlying funds.

*

I Shares: no sales or contingent deferred redemption charges Gross Expense Ratio 1.12% / Net Expense Ratio 1.00% For the period May 1, 2008 through April 30, 2009, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Fund Operating Expenses exceeded 1.00% of average daily net assets. The agreement to limit the Total Annual Fund Operating Expenses is limited to the Fund’s direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Fund through its investments in underlying funds.

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Global Hard Assets Fund

Geographical Weightings*
as of June 30, 2008
(unaudited)

Sector Weightings**
as of June 30, 2008 (unaudited)
Energy	58.1%
Industrial Metals	15.0%
Precious Metals	8.5%
Basic Industry	3.3%
Capital Goods	1.8%
Chemicals	1.5%
Services	0.8%
Consumer Goods	0.7%
Paper and Forest	0.6%
Utilities	0.6%
Real Estate	0.1%
Exchange Traded Fund	2.0%
Money Market Fund	7.0%

*	Percentage of net assets.
**	Percentage of investments.
Portfolio is subject to change.

Global Hard Assets Fund

Top Ten Equity Holdings*
June 30, 2008 (unaudited)

Alpha Natural Resources, Inc. (U.S., 4.5%)
Alpha Natural Resources is an Appalachian coal supplier. The company produces, processes and sells steam and metallurgical coal from eight regional business units, supported by 32 active underground mines, 26 active surface mines and 11 preparation plants located throughout Virginia, West Virginia, Kentucky, and Pennsylvania.

National Oilwell Varco, Inc. (U.S., 2.9%)
National Oilwell Varco is a provider of equipment and components used in oil and gas drilling and production operations, oilfield services, and supply chain integration services to the upstream oil and gas industry. It has three segments: rig technology, petroleum services & supplies, and distribution services.

Nucor Corp. (U.S., 2.8%)
Nucor is engaged in the manufacture and sale of steel and steel products, with operating facilities primarily in the U.S. and Canada. The company operates in two business segments: steel mills and steel products. Nucor is also North America’s largest recycler.

Occidental Petroleum Corp. (U.S., 2.7%)
Occidental Petroleum explores for, develops, produces and markets crude oil and natural gas. The company also manufactures and markets a variety of basic chemicals, including chlorine, caustic soda, polyvinyl chloride, vinyl chloride monomer and ethylene dichloride as well as specialty chemicals. Occidental also has an interest in petrochemicals.

Devon Energy Corp. (U.S., 2.7%)
Devon Energy is an independent energy company involved in oil and gas property acquisition, exploration and production. The company operates in the Permian Basin and the Rocky Mountains, in the Gulf Coast area and offshore Gulf of Mexico, in the Western Canada Sedimentary Basin in Alberta and British Columbia, and in Azerbaijan and Brazil.

Walter Industries, Inc. (U.S., 2.6%)
Walter Industries is a diversified company and a significant producer of high-quality metallurgical coal for worldwide markets and is a leader in homebuilding and financing. The company offers a line of products and services, including coal and natural gas, furnace and foundry coke and slag fiber, mortgage financing, and home construction.

Cameron International Corp. (U.S., 2.5%)
Cameron International is a provider of flow equipment products, systems and services to worldwide oil, gas and process industries. The company’s operations are organized into three business segments: Drilling & Production Systems, Valves & Measurement, and Compression Systems.

XTO Energy, Inc. (U.S., 2.5%)
XTO Energy is a natural gas producer that acquires, exploits and develops long-lived oil and gas properties. The company’s properties are all located in the U.S., concentrated in Texas, Oklahoma, Kansas, New Mexico, Colorado, Arkansas, Wyoming, Louisiana and Alaska.

Weatherford International Ltd. (U.S., 2.4%)
Weatherford International is a provider of equipment and services used for the drilling, evaluation, completion, production and intervention of oil and natural gas wells. The company operates in approximately 100 countries through approximately 800 locations situated in nearly all of the oil and natural gas producing regions in the world.

Anadarko Petroleum Corp. (U.S., 2.3%)
Anadarko Petroleum is an oil and gas exploration and production company, with major areas of operation located onshore in the United States, the Gulf of Mexico, Algeria, and has production in China and a development project in Brazil. The company markets natural gas, oil and natural gas liquids (NGLs), and owns and operates gas gathering and processing systems.

* Portfolio is subject to change.
Company descriptions courtesy of Bloomberg.com.

Global Hard Assets Fund

Explanation of Expenses (unaudited)

As a shareholder of the Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 to June 30, 2008.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (including contingent deferred sales charges). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
		Beginning	Ending	During Period*
		Account Value	Account Value	January 1, 2008-
		January 1, 2008	June 30, 2008	June 30, 2008
Class A	Actual	$1,000.00	$1,229.80	$7.65
	Hypothetical**	$1,000.00	$1,018.00	$6.92
Class C	Actual	$1,000.00	$1,225.30	$11.56
	Hypothetical**	$1,000.00	$1,014.47	$10.47
Class I	Actual	$1,000.00	$1,232.10	$5.55
	Hypothetical**	$1,000.00	$1,019.89	$5.02

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2008) of 1.38% on Class A Shares, 2.09% on Class C Shares and 1.00% on Class I Shares, multiplied by the average account value over the period, multiplied by 182 and divided by 366 (to reflect the one-half year period)

**	Assumes annual return of 5% before expenses.

International Investors Gold Fund

Dear Shareholder:

We are pleased to report that Van Eck International Investors Gold Fund produced a total return of 8.47% (Class A shares, excluding sales charge) for the six months ended June 30, 2008. Due primarily to individual stock selection, the Fund outperformed one of its benchmarks, the Amex Gold Miners (GDM) Index1, which returned 5.62%, but lagged its other benchmark, the Philadelphia Stock Exchange Gold and Silver (XAU) Index2, which returned 13.12% for the same period. The Fund also significantly outpaced the general equity market, as measured by the 11.91% decline in the S&P 500 (S&P 500) Index3. Gold-related assets have outperformed more traditional financial markets in six of the last seven years.

For the six-month period, gold bullion prices advanced $91.48 per ounce, or 11.0%, to close at $925.40 per ounce on June 30, 2008. Gold began the year with strength, propelling the precious metal to an all-time high of $1,033 per ounce on March 18. Gold has since pulled back, consolidating in a range between approximately $860 and $940 per ounce, amid less seasonal buying of gold for religious holidays, festivals and weddings during late spring and early summer.

Market and Economic Review
Several themes supported gold bullion prices during the first half of 2008. The primary driver of the gold bullion price was the deteriorating economy. The U.S. Dollar Index (DXY)4 fell to all-time lows during the period, as the Federal Reserve Board (“the Fed”) aggressively cut interest rates in an attempt to shore up the economy. At the same time, the financial system came under extreme pressure that culminated with the collapse of Bear Stearns. The gravity of the crisis caused the Fed to put taxpayer money at risk by guaranteeing Bear Stearns’ illiquid mortgage- and asset-backed securities. In further attempts to restore the health of the financial system, the Fed also opened the discount window to securities dealers and auctioned loans and/or swapped Treasuries with banks for other less liquid securities. The combination of the weakening U.S. dollar and acute financial stress caused gold bullion prices to rise to unprecedented heights during the semi-annual period.

The gold market also found support during the period from improving investment demand. Gold held by the StreetTRACKS gold exchange-traded fund (ETF) dropped by approximately 84 tonnes in the selling that followed the March 18 high of $1,033 per ounce. However, investors returned in May and June, when the gold ETF added 65 tonnes. Elsewhere, Iran reported that some of its $75 billion in European bank assets had been converted to gold. The Central Bank of Russia appeared to have bought a modest amount of gold this year and expressed a desire to buy more. The Vietnamese people were heavy buyers of gold during the period to hedge against an inflation rate within that nation of 25%. Indeed, the Vietnamese government suspended gold imports in an attempt to control a trade deficit that has tripled year to date. Such action may well lead to an increase in gold smuggling into Vietnam. Finally, European central banks sold less than the market anticipated. At their rate of selling to date, European central banks will fall over 100 tonnes short of their annual 500 tonne allotment by the September 26 deadline.

During the semi-annual period, gold also gained support on a global basis as a hedge against inflation. High prices for food and energy caused a good number of countries around the world to experience their highest levels of inflation in many years. Indeed, oil and other commodity prices soared far higher than most expected. However, to date, workers have not demanded higher wages, and price increases for finished goods have remained subdued.

It does need to be noted that higher gold bullion prices took a toll on fabrication demand during the period. The World Gold Council reported first quarter global jewelry demand declined 21% to its lowest quarterly level since 1993. India, the world’s largest gold consumer, saw its imports of gold fall 52% in May 2008 and 68% in June 2008 compared with the same months one year earlier.

While gold shares moved higher, gold equities overall did not keep pace with gold bullion prices during the first half of the year, with GDM1 gaining 5.62% for the six months ended June 30, 2008. Medium- to large-capitalization gold stocks generally performed well during the first half of the

International Investors Gold Fund

year. Small-cap gold stocks underperformed during the semi-annual period, as indicated by the 8.36% decline in the BMO Nesbitt Burns Small Cap Gold and Precious Metals Index5.

Fund Review
Four of the Fund’s top five equity holdings turned in stellar performance for the semi-annual period, posting double-digit returns within a 24% to 37% range. All four companies performed well, due in large part to announcements of substantial progress at their respective development properties. Shares of Canada’s Goldcorp (7.3% of Fund net assets as of June 30, 2008) gained ground, as its world-class Penasquito mine construction was reported to be ahead of schedule. Canada’s Agnico-Eagle Mines’ (8.6% of Fund net assets†) shares advanced, as it commissioned the Goldex mine in Quebec, its first of five planned growth projects. Canada’s Kinross Gold’s (8.0% of Fund net assets†) international skills paid off with the start-up of its world-class Kupol mine in Russia. The U.K.’s Randgold Resources (6.9% of Fund net assets†) increased its resources at Tongon in the Ivory Coast. Rounding out the top five, Australia’s Lihir Gold (4.8% of Fund net assets†) lagged with a six-month decline of 0.5%. The market grew skeptical of the company’s acquisition of a small-cap company with projects in Australia and the Ivory Coast.

Some of the Fund’s small-cap holdings fared quite well during the semi-annual period. Shares of Canada’s Gammon Gold (1.9% of Fund net assets†) gained 35.5%, as new management showed progress at turning around its Ocampo mine in Mexico. Also, in the first quarter, the market took a positive view of the three-way merger among Canadian companies Peak Gold (0.2% of Fund net assets†) and New Gold (1.2% of Fund net assets†) and U.S. company Metallica Resources (1.5% of Fund net assets†). Indeed, these companies’ six-month performance ranged from 22% to 51%, as the market recognized the synergy of this merger forming a new company with production, development and cash.

Other small-cap Fund holdings with development projects did not fare so well, as the market became skeptical of their ability to finance and build mines. Shares of Canada’s Bear Creek Mining (0.6% of

Fund net assets†) declined 33.1% during the semi-annual period, as it had to raise equity in a weak market. Still, the company has two attractive silver properties in southern Peru that should enable it to regain its value. Canada’s Aurelian Resources (0.8% of Fund net assets†) saw its shares fall 28.3% during the six months. The company, in our view, has the most exciting gold discovery of the current bull market. However, the government of Ecuador placed a moratorium on exploration and development activity until it passes a new mining law. Recent press reports indicate the new law will enable profitable development. After factoring in the high capital and operating costs caused by rising commodities prices, the valuations of many of the junior, or small-cap, gold companies in the Fund’s portfolio were still quite attractive at the end of the period when accounting for higher gold and weaker share prices. At the end of June, we continued to believe this value will eventually be realized through mergers, acquisitions or development.

For several years now, the Fund has been reducing its South African gold exposure, primarily due to declining mine performance. This strategy proved particularly prudent during the six months ended June 30, 2008, as the Fund largely avoided the poor performance these companies exhibited during the semi-annual period. On January 25, 2008, gold mines in South Africa were shut down due to a lack of electrical power. Heavy rains, equipment failures and low coal stockpiles caused state-owned power company Eskom to announce it could not guarantee enough power to run South Africa’s industries and warned not to expect an adequate power supply until 2013. Power was since restored, however, Eskom asked all industries to cut power consumption by 10%. This series of events caused us to sell what little South African gold stocks were left in the Fund’s portfolio, as the South African gold industry, in our view, had few attractive prospects ahead.

* * *

While gold bullion prices and gold shares continued to rise during the first half of 2008 following an impressive run in 2007, unfolding events in the financial, economic and political arenas suggest that the bull market may be far from over. First, while

International Investors Gold Fund

monetary actions of central banks have kept the financial system from failing, the credit and banking crisis that brought down Bear Stearns shows no sign of dissipating. Delinquency rates are rising on construction loans, home mortgages and consumer loans. In June, The Wall Street Journal reported that more than $200 billion of collateralized debt obligations had hit “events of default.” Independent ratings agency Standard & Poor’s reported that first quarter 2008 commercial property prices posted their sharpest decline since 1993. The International Monetary Fund (IMF) announced that it expects the global financial sector to realize nearly another $600 billion in losses, while some other economists are projecting a figure closer to $1 trillion. In our view, the risk of more financial trauma plays into gold’s historical role as a sound currency alternative and store of wealth.

Second, many are familiar with the term “peak oil,” which is the point at which global oil production begins a permanent decline due to reserve depletion. We believe a more appropriate term would be “plateau oil” to reflect a permanent leveling of oil production. We would also broaden the spectrum to include other non-renewable natural resources such as copper and gold. Geologically, there is no reason to experience a decline in production, as there are ample untapped resources of these commodities that could potentially satisfy demand. However, non-geologic constraints on new supply are imposed by a range of sources, including special interests, indigenous groups, geo-political motivations, government meddling or mismanagement, inadequate or antiquated energy infrastructure, limited transportation infrastructure, a lack of security or rule of law, and a shortage of industry professionals and trained labor. The potential production situation can be further constrained by natural disasters, which have recently played a more prominent role. Interestingly, the world has reached the practical limits of its ability to produce many commodities at a time when a historic industrial revolution is sweeping Asia and the Middle East. The current commodities bull market began seven years ago. To put this into perspective, the industrial revolution in the U.S. and Europe created a commodities super-cycle that lasted 28 years beginning in 1891.

Third, structurally higher commodities prices have raised inflation around the globe to levels that have begun to create social unrest. Monetary authorities have, to date, not been able to dispel the inflationary expectations that are building. Rather than addressing the supply/demand fundamentals that drive prices, politicians have responded with protectionism, subsidies and attacks on speculators. In a rare move, the Fed endorsed a strong U.S. dollar and acknowledged the role dollar weakness has played in elevating oil prices. However, the Fed’s comments had no lasting impact on the U.S. dollar or on oil. The markets appeared to realize that it will likely be very difficult for the Fed to raise interest rates to support the U.S. dollar in the midst of a credit contraction, housing recession and weakened economy. Likewise, the Fed has few tools to combat inflation expectations without putting additional stress on an already fragile financial system.

Finally, gold has a seasonal pattern that we believe is caused by changes in fabrication demand. A correction typically begins in the spring and can last through the slow summer months. This year has been no exception, as the market topped out in March and seemed at times as if it might collapse to the $800 per ounce level. However, late second quarter market action indicated to us that the worst of the correction has passed and that the market is showing solid support for gold. Two developments supported our optimism. First was the resilience of the price of oil and its implications for inflationary expectations. Second was the strong performance of gold shares in the face of a weakening broad equity market. In June 2008 alone, the S&P 5003 declined 8.42%, while the GDM1 gained 4.88%. Rather than reacting to selling contagion, gold equities have been functioning as a hedge against the declining stock market. It appeared, at the end of the semi-annual period, that the markets fully recognized the historic role gold and gold equities play as an alternative or hedge to financial stress.

You can lose money by investing in the Fund. Any investment in the Fund should be part of an overall investment program, not a complete program. The Fund is subject to the risks associated with concentrating its assets in the gold industry, which can be significantly affected by international

International Investors Gold Fund

economic, monetary and political developments. The Fund’s overall portfolio may decline in value due to developments specific to the gold industry. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and small or mid-cap companies. The Fund is also subject to inflation risk, short-sales risk, market risk, non-diversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

We appreciate your continued investment in Van Eck International Investors Gold Fund, and we look forward to helping you meet your investment goals in the future. We maintain our belief that the fundamental drivers of precious metals remain strong and that an allocation to precious metals markets within a diversified long-term portfolio can add the potential for both lower risk and enhanced return.

Joseph M. Foster Investment Team Member	Charl P. de M. Malan Investment Team Member

July 16, 2008

†	All Fund assets referenced are Total Net Assets as of June 30, 2008.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

1

The Amex Gold Miners (GDM) Index is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold. The American Stock Exchange (Amex) owns, calculates and maintains GDM.

2	The Philadelphia Stock Exchange Gold and Silver (XAU) Index is a capitalization-weighted index that includes the leading companies involved in the mining of gold and silver.

3	The Standard & Poor’s 500 Index is calculated with dividends reinvested. The Index consists of 500 widely held common stocks, covering industrials, utility, financial and transportation sectors.

4	The U.S. Dollar Index (DXY) indicates the general international value of the U.S. dollar. The DXY does this by averaging the exchange rates between the U.S. dollar and six major world currencies.

5

The BMO Nesbitt Burns Small Cap Gold and Precious Metals Index includes 39 gold and precious metals stocks with a total market capitalization of approximately $24 billion. It is a sub-index of the BMO Nesbitt Burns Small Cap Index. The median and mean market capitalizations of the sub-index were approximately $509 million and $613 million, respectively.

International Investors Gold Fund

PERFORMANCE RECORD AS OF 6/30/08 (unaudited)
Average	After
Annual	Maximum	Before
Total	Sales	Sales
Return	Charge*	Charge
A shares—
Year to Date	2.24%	8.47%
1 year	27.55%	35.34%
5 year	29.08%	30.62%
10 year	18.06%	18.76%
Life (since 2/10/56)	11.01%	11.13%
C shares—
Year to Date	7.02%	8.02%
1 Year	33.38%	34.38%
Life (since 10/3/03)	26.55%	26.55%
I shares—
Year to date		8.63%
1 Year	n/a	35.87%
Life (since 10/2/06)	n/a	31.95%

*	A Shares: maximum sales charge is 5.75%

Gross Expense Ratio 1.36% / Net Expense Ratio 1.36% For the period May 1, 2008 through April 30, 2009, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceeded 1.60% of average daily net assets.

*

C Shares: 1.00% contingent deferred redemption charge, first year Gross Expense Ratio 2.13% / Net Expense Ratio 2.13% For the period May 1, 2008 through April 30, 2009, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceeded 2.50% of average daily net assets.

*

I shares: no sales or contingent deferred redemption charges Gross Expense Ratio 1.13% / Net Expense Ratio 1.00% For the period May 1, 2008 through April 30, 2009, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceeded 1.00% of average daily net assets.

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

International Investors Gold Fund

Geographical Weightings*
as of June 30, 2008
(unaudited)

Sector Weightings**
as of June 30, 2008 (unaudited)
Gold	69.3%
Silver	6.8%
Precious Metals	6.1%
Platinum	4.0%
Copper	1.2%
Diversified Metals	0.5%
Money Market Fund	11.5%
Corporate Note	0.6%

*	Percentage of net assets.
**	Percentage of net investments.
Portfolio subject to change.

International Investors Gold Fund

Top Ten Equity Holdings*
June 30, 2008 (unaudited)

Agnico-Eagle Mines Ltd. (Canada, 8.6%)
Agnico-Eagle Mines is a gold producer with operations primarily in Quebec, Canada. The company also conducts exploration and development activities in Ontario, Canada and Nevada in the United States. Agnico-Eagle’s gold production is primarily from underground mining operations.

Kinross Gold Corp. (Canada, 8.0%)
Kinross Gold is involved in the exploration, development and production of gold in countries around the world. The company currently has operations in Canada, the United States, Central America, South America, Africa, Australia and the Russian Far East.

Goldcorp, Inc. (Canada, 7.3%)
Goldcorp is a North American gold producer. The company owns a gold mine located in the U.S.’ South Dakota and has industrial mineral operations in Saskatchewan, Canada. Goldcorp also owns the Red Lake Mine in Ontario, Canada, considered the richest grade gold mine in the world.

Randgold Resources Ltd. (United Kingdom, 6.9%)
Randgold explores for and develops mines and mineral interests in sub-Saharan Africa. The company also acquires and rehabilitates existing underperforming gold mines as well as mature exploration programs and bulk tonnage shallow deposits with gold producing potential. The group has interests in Cote d’Ivoire, Mali, Tanzania and Senegal.

Lihir Gold Ltd. (Australia, 4.8%)
Lihir Gold explores for and develops gold at the open pit Lihir Project on Lihir Island in the New Ireland Province of Papua New Guinea. The company’s exploration projects include Minifie and Lienetz. In addition, the company explores for oxide and sulphide ores.

Newmont Mining Corp. (U.S., 4.2%)
Newmont Mining acquires, explores and develops mineral properties. The company produces gold from operations in the United States, Peru, Indonesia, Mexico and the Central Asian Republic of Uzbekistan. Newmont Mining also mines and processes copper, silver and zinc in the United States, Canada, Bolivia and Australia.

Barrick Gold Corp. (Canada, 4.1%)
Barrick Gold is an international gold company with operating mines and development projects in the United States, Canada, South America, Australia and Africa.

Yamana Gold, Inc. (Canada, 3.6%)
Yamana Gold is an intermediate gold producer with production, development stage and exploration properties throughout Brazil. The company also holds gold exploration properties in Argentina.

Impala Platinum Holdings Ltd. (Implats) (South Africa, 3.3%)
Implats is the holding company for a group of companies that operate platinum mines. In addition to platinum, Implats mines, produces and markets other platinum group metals such as palladium, rhodium and nickel. Implats also provides refining services for base and precious metals producers.

Newcrest Mining Ltd. (Australia, 2.8%)
Newcrest Mining is a gold mining, exploration and production company. The company’s exploration projects include Telfer and Boddington, which are located in Western Australia. The company also is developing and exploring at the Cadia Hill and Ridgeway projects in New South Wales and the Gosowong project in Indonesia.

* Portfolio is subject to change.
Company descriptions courtesy of Bloomberg.com.

International Investors Gold Fund

Explanation of Expenses (unaudited)

As a shareholder of the Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 to June 30, 2008.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (including contingent deferred sales charges). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
		Beginning	Ending	During Period*
		Account Value	Account Value	January 1, 2008-
		January 1, 2008	June 30, 2008	June 30, 2008
Class A	Actual	$1,000.00	$1,084.70	$7.05
	Hypothetical**	$1,000.00	$1,018.10	$6.82
Class C	Actual	$1,000.00	$1,080.20	$11.02
	Hypothetical**	$1,000.00	$1,014.27	$10.67
Class I	Actual	$1,000.00	$1,086.30	$5.24
	Hypothetical**	$1,000.00	$1,019.84	$5.07

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2008) of 1.36% on Class A Shares, 2.13% on Class C Shares and 1.00% on Class I Shares, multiplied by the average account value over the period, multiplied by 182 and divided by 366 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses.

Emerging Markets Fund

Schedule of Investments
June 30, 2008 (unaudited)

Number
of Shares		Value
COMMON STOCKS: 97.7%
Argentina: 0.8%
100,000	Inversiones y Representaciones S.A.
	(GDR)	$1,127,000
Brazil: 10.5%
105,000	Anhanguera Educacional Participacoes
	S.A.	1,761,899
167,000	BR Malls Participacoes S.A. *	1,583,432
283,700	Cia Hering	1,872,339
175,400	Cremer S.A.	1,640,101
180,800	Even Construtora e Incorporadora S.A.	1,006,011
150,000	Localiza Rent A CAR S.A.	1,684,237
55,600	Petroleo Brasileiro S.A. (ADR)	3,938,148
59,650	Ultrapetrol (Bahamas) Ltd. *	752,187
		14,238,354
China/Hong Kong: 17.1%
3,085,000	Beijing Development Hong Kong Ltd. #	981,967
900,000	China Green Holdings Ltd. #	1,072,112
733,000	China Infrastructure Machinery Holdings
	Ltd. #	683,113
6,365,000	China Lifestyle Food & Beverages #	1,167,833
4,125,000	China Properties Group Ltd. #	1,581,755
3,158,000	GST Holdings Ltd. #	1,090,993
1,000,000	Hidili Industry International
	Development #	1,747,817
79,400	Home Inns & Hotels Management,
	Inc. (ADR) *	1,509,394
5,550,000	Ju Teng International Holdings * #	2,358,793
1,000,000	Peace Mark Holdings Ltd. #	696,558
8,614,000	PYI Corp. Ltd. #	1,710,244
2,350,000	Qin Jia Yuan Media Services Co.
	Ltd. #	1,351,786
890,000	Stella International Holdings Ltd. #	1,597,424
4,210,400	Tian An China Investment Co. Ltd. #	2,987,852
233,400	Tian An China Investment Co. Ltd.
	Warrants *
	(HKD 10.00, expiring 01/02/10)	5,508
1,415,000	Yanzhou Coal Mining Co. Ltd. #	2,638,100
		23,181,249
India: 5.4%
30,353	Champagne Indage Ltd. #	287,739
1,240,000	GVK Power & Infrastructure Ltd. #	995,561
99,000	Hirco PLC (GBP) * #	552,021
191,176	ISCA (India) Ltd. #	1,360,122
157,000	Panacea Biotec Ltd.	1,102,010
122,000	Reliance Capital Ltd. #	2,572,345
26,321	TRF Ltd. #	415,739
		7,285,537
Indonesia: 2.1%
694,000	Astra International Tbk PT #	1,452,651
25,600,000	Mitra Adiperkasa Tbk PT * #	1,417,129
		2,869,780
Number
of Shares		Value
Israel: 1.9%
75,000	Israel Chemicals Ltd. #	$1,745,267
68,000	Queenco Leisure International
	Ltd. (GDR) * R	802,973
		2,548,240
Kazakhstan: 8.0%
45,000	Chagala Group Ltd. (GDR) *	283,500
57,000	Eurasian Natural Resources Corp.
	(GDR) * #	1,501,827
183,000	Halyk Savings Bank Kazakhstan
	(GDR) Reg S #	2,811,175
165,000	Kazakhstan Kagazy PLC (GDR) *	574,200
197,400	Kazakhstan Kagazy PLC (GDR) * R	686,952
169,000	KazMunaiGas Exploration Production
	(GDR) Reg S #	4,936,465
		10,794,119
Malaysia: 7.3%
2,474,000	CB Industrial Product Holding BHD * #	2,953,177
1,470,000	Coastal Contracts BHD #	993,059
10,695,000	Dreamgate Corp. BHD #	1,082,656
2,501,750	KNM Group BHD #	4,868,717
		9,897,609
Mexico: 1.3%
440,000	Grupo FAMSA S.A. de C.V. *	1,706,567
Peru: 1.0%
17,000	Creditcorp. Ltd. (ADR)	1,396,040
Philippines: 0.7%
34,600,000	Megaworld Corp. #	936,248
Poland: 1.0%
20,000	AmRest Holdings N.V. * #	722,129
193,000	Multimedia Polska S.A. #	649,378
		1,371,507
Russia: 8.6%
169,000	C.A.T. Oil A.G. (EUR) * #	2,382,569
48,000	Gazprom OAO (ADR) #	2,772,904
47,000	LUKOIL (ADR)	4,615,400
180,000	Sistema Hals Reg S (GDR) *	1,256,400
4,000	Vismpo-Avisma Corp. (USD)	658,292
		11,685,565
Singapore: 3.6%
2,950,000	Best World International Ltd. #	1,111,369
800,000	Ezra Holdings Ltd. * #	1,561,373
595,000	Olam International Ltd. #	1,061,360
1,065,000	Sino-Environment Technology
	Group Ltd. * #	1,060,939
		4,795,041

See Notes to Financial Statements

Emerging Markets Fund

Schedule of Investments
June 30, 2008 (unaudited) (continued)

Number
of Shares		Value
South Africa: 5.0%
540,000	African Bank Investments Ltd. #	$1,618,659
110,943	Bidvest Group Ltd. *	1,393,943
86,000	Naspers Ltd. #	1,871,031
100,000	Spar Group Ltd. * #	630,404
127,224	Standard Bank Group Ltd. #	1,234,827
		6,748,864
South Korea: 9.0%
48,000	Bukwang Pharmaceutical Co., Ltd. #	1,192,097
2,900	DC Chemical Co., Ltd. #	976,527
125,000	Ecopro Co., Ltd #	1,313,178
265,300	Finetec Corp. #	2,939,340
36,000	T.K. Corp.* #	1,545,458
38,897	Taewoong Co. Ltd. #	3,752,061
131,000	Won Ik Quartz Corp. #	410,640
		12,129,301
Taiwan: 7.9%
1,250,500	Awea Mechantronic Co. Ltd. #	2,045,210
1,520,000	China Ecotek Corp. #	2,275,649
772,000	Chrome ATE, Inc. #	1,611,934
515,000	Fortune Electric Co., Ltd. #	815,030
680,000	Gloria Material Technology Corp. #	817,871
895,000	Lumax International Corp. Ltd. #	1,631,365
609,939	MJC Probe, Inc. #	1,431,552
		10,628,611
Thailand: 1.8%
1,270,000	Airports of Thailand PLC	1,851,727
1,296,000	Ticon Industrial Connection PCL (NVDR)	620,188
		2,471,915
Turkey: 3.1%
54,000	BIM Birlesik Magazalar A.S. #	2,064,538
282,000	Sinpas Gayrimenkul Yatirim
	Ortakligi A.S. * #	1,018,983
138,600	Tekfen Holding A.S. * #	1,065,565
		4,149,086
Ukraine: 0.8%
54,000	XXI Century Investments Public Ltd
	(GBP) * #	1,130,440
United Kingdom: 0.8%
45,000	Bank of Georgia * #	1,022,694
Total Common Stocks
(Cost: $140,798,090)		132,113,767
Number
of Shares		Value
PREFERRED STOCK: 3.0%
(Cost $893,646)
Brazil: 3.0%
137,988	Cia Vale do Rio Doce	$4,101,508
Total Investments: 100.7%
(Cost: $141,691,736)		136,215,275
Other liabilities less assets: (0.7)%		(983,953)
NET ASSETS: 100.0%		$135,231,322

Glossary:
ADR	- American Depositary Receipt
BHD	- Malaysian Public Limited Company
GBP	- British Pound
GDR	- Global Depositary Receipt
NVDR	- Non-Voting Depository Receipt
THB	- Thai Baht
USD	- United States Dollar

*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $98,285,319, which represents 72.7% of net assets.
R	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, these securities are considered liquid, unless otherwise noted, and the market value amounted to $1,489,925, or 1.1% of net assets.

See Notes to Financial Statements

Emerging Markets Fund

Schedule of Investments
June 30, 2008 (unaudited) (continued)

Restricted securities held by the Fund are as follows:

	Acquisition	Number	Acquisition		% of
Security	Date	of Shares	Cost	Value	Net Assets
Kazakhstan Kagazy PLC (GDR)	7/20/2005	197,400	$1,025,451	$686,952	0.5%
Queenco Leisure International Ltd. (GDR)	7/6/2007	68,000	1,297,605	802,973	0.6
			$2,323,056	$1,489,925	1.1%

Summary of Investments	% of
by Industry	Invesments	Value
Basic Industry	3.9%	$5,297,519
Capital Goods	9.6	12,995,188
Chemicals	6.8	9,268,419
Consumer, Durable	3.5	4,771,277
Consumer Goods	9.3	12,677,257
Consumer, Non-durable	2.5	3,413,637
Energy	21.8	29,647,868
Finance	8.6	11,721,305
Industrial Metals	5.2	7,079,498
Materials	1.7	2,358,793
Paper and Forest	0.9	1,261,152
Real Estate	13.5	18,399,548
Services	10.2	13,910,714
Transportation	2.5	3,413,100
	100.0%	$136,215,275

See Notes to Financial Statements

Global Hard Assets Fund

Schedule of Investments
June 30, 2008 (unaudited)

Number
of Shares		Value
COMMON STOCKS: 91.3%
Australia: 1.8%
1,676,014	Iluka Resources Ltd. † #	$7,594,813
5,376,000	Lihir Gold Ltd. #	17,008,842
		24,603,655
Brazil: 2.3%
448,600	Cia Vale do Rio Doce (ADR)	16,068,852
232,000	Petroleo Brasileiro S.A. (ADR)	16,432,560
		32,501,412
Canada: 8.9%
230,000	Addax Petroleum Corp.	11,106,404
35,000	Agnico-Eagle Mines Ltd.	2,625,429
301,000	Agnico-Eagle Mines Ltd. (USD)	22,385,370
707,700	Brazilian Resources, Inc. * #	0
72,800	CIC Energy Corp. * R	552,586
30,000	FNX Mining Co., Inc. *	709,032
319,811	Goldcorp, Inc. (USD)	14,765,674
116,750	Killam Properties, Inc.	847,259
146,172	Kinross Gold Corp.	3,454,688
829,700	Kinross Gold Corp. (USD)	19,589,217
658,000	OPTI Canada, Inc. *	14,906,149
184,100	Petrolifera Petroleum Ltd. *	1,568,987
571,050	Petrolifera Petroleum Ltd. * R	4,866,488
222,000	Silver Wheaton Corp. † *	3,265,666
22,800	Suncor Energy, Inc.	1,323,683
225,200	Suncor Energy, Inc. (USD)	13,088,624
158,900	Timberwest Forest Corp.	2,142,686
59,000	Timberwest Forest Corp. R	795,556
195,480	Yamana Gold Inc.	3,251,355
163,714	Yamana Gold Inc. R	2,722,891
		123,967,744
France 1.1%
42,000	Vallourec S.A. #	14,688,644
Kazakhstan: 0.5%
246,800	Eurasian Natural Resources Corp.
	(GBP) * #	6,502,649
Netherlands 1.3%
183,500	Arcelor Mittal (USD)	18,179,345
Norway: 2.6%
383,000	Fred Olsen Energy A.S.A. † #	23,203,838
414,500	SeaDrill Ltd. † #	12,651,829
		35,855,667
South Africa: 2.2%
46,170	Exxaro Resources Ltd. #	848,262
622,400	Impala Platinum Holdings Ltd. #	24,459,962
10,396,500	Merafe Resources Ltd. * #	5,618,317
		30,926,541
Number
of Shares		Value
United Kingdom: 6.2%
211,000	Anglo American PLC #	$14,819,421
703,000	BHP Billiton PLC #	26,960,255
479,000	Randgold Resources Ltd. (ADR)	22,120,220
282,000	Xstrata PLC #	22,464,393
		86,364,289
United States: 64.4%
603,400	Alpha Natural Resources, Inc. ‡ *	62,928,586
357,000	American Water Works Co. † *	7,918,260
436,000	Anadarko Petroleum Corp.	32,630,240
400,150	BPZ Resources Inc. † *	11,764,410
635,000	Cameron International Corp. *	35,147,250
116,050	CVR Energy, Inc. † *	2,233,962
312,000	Devon Energy Corp. ‡	37,489,920
174,000	Diamond Offshore Drilling, Inc. †	24,210,360
468,600	El Paso Corp.	10,187,364
369,000	Ellora Oil & Gas, Inc. * # R	6,434,888
282,300	Equitable Resources, Inc.	19,495,638
353,000	Exterran Holdings Inc. † *	25,235,970
257,100	Foster Wheeler Ltd. *	18,806,865
163,600	Freeport-McMoRan Copper & Gold,
	Inc.	19,172,284
568,000	Frontier Oil Corp. †	13,580,880
197,500	Hess Corp.	24,922,525
1,705,000	International Coal Group, Inc. † *	22,250,250
151,400	James River Coal Co. † *	8,885,666
89,700	Kaiser Aluminum Corp. †	4,801,641
434,800	McDermott International, Inc. *	26,909,772
187,100	Mercer International, Inc. † *	1,399,508
126,500	Monsanto Co.	15,994,660
449,916	National Oilwell Varco, Inc. *	39,916,548
442,475	Newfield Exploration Co. *	28,871,494
388,000	Noble Corp.	25,204,480
626,000	NRG Energy, Inc. † *	26,855,400
524,100	Nucor Corp.	39,134,547
417,400	Occidental Petroleum Corp.	37,507,564
369,000	Oceaneering International, Inc.*	28,431,450
624,495	Petrohawk Energy Corp. *	28,920,363
399,500	Range Resources Corp.	26,183,230
253,800	Schlumberger Ltd.	27,265,734
155,516	Transocean, Inc. *	23,699,083
661,500	Tyson Foods, Inc.	9,882,810
278,400	Valero Energy Corp.	11,464,512
332,100	Walter Industries, Inc.	36,122,517
680,600	Weatherford International Ltd.	33,750,954
96,800	Weyerhaeuser Co.	4,950,352
507,500	XTO Energy, Inc. †	34,768,825
		895,330,762
Total Common Stocks
(Cost: $812,973,659)		1,268,920,708

See Notes to Financial Statements

Global Hard Assets Fund

Schedule of Investments
June 30, 2008 (unaudited) (continued)

Number
of Shares		Value
EXCHANGE TRADED FUND: 2.0%
(Cost: $26,863,515)
United States: 2.0%
310,000	StreetTRACKS Gold Trust *	$28,334,000
MONEY MARKET FUND: 7.0%
(Cost: $97,533,243)
97,533,243	AIM Treasury Portfolio -
	Institutional Class	97,533,243
Total Investments Before Collateral
for Securities Loaned: 100.3%
(Cost: $937,370,417)		1,394,787,951
SHORT-TERM INVESTMENT
HELD AS COLLATERAL FOR
SECURITIES LOANED: 9.1%
(Cost: $126,927,548)
126,927,548	State Street Navigator Securities
	Lending Prime Portfolio	126,927,548
Total Investments: 109.4%
(Cost: $1,064,297,965)		1,521,715,499
Liabilities in excess of other
assets: (9.4)%		(130,953,028)
NET ASSETS: 100.0%		$1,390,762,471
Number
of Contracts		Value
COVERED OPTIONS WRITTEN:
United States: 0.0%
(435)	Alpha Natural Resources, Inc. Calls
	($100, expiring 7/19/08)	$(382,800)
(400)	Devon Energy Corp. Calls
	($125, expiring 7/19/08)	(84,000)
	(Premiums Received: $346,589)	$(466,800)

Glossary:
ADR - American Depositary Receipt
GBP - British Pound
USD - United States Dollar

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $122,812,786.
‡	Collateral for call option written
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $176,821,225, which represents 12.7% of net assets.
R

Security is exempt from registration under Rule 144A of the Securities Act of 1933, amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, these securities are considered liquid, unless otherwise noted, and the market value amounted to $15,372,409, or 1.1% of net assets.

See Notes to Financial Statements

Global Hard Assets Fund

Schedule of Investments
June 30, 2008 (unaudited) (continued)

Restricted securities held by the Fund are as follows:

	Acquisition	Number	Acquisition		% of
Security	Date	of Shares	Cost	Value	Net Assets
CIC Energy Corp.	2/8/07	72,800	$922,687	$552,586	0.0%
Ellora Oil & Gas, Inc. (a)	6/30/06	369,000	4,428,000	6,434,888	0.5
Petrolifera Petroleum Ltd.	3/7/05	571,050	507,487	4,866,488	0.3
Timberwest Forest Corp.	3/5/04	59,000	554,606	795,556	0.1
Yamana Gold Inc.	5/29/08	163,714	327,428	2,722,891	0.2
			$6,740,208	$15,372,409	1.1%

(a) Illiquid security

Summary of Investments by
Industry Excluding Collateral	% of
for Securities Loaned	Investments	Value
Basic Industry	3.3%	$45,716,637
Capital Goods	1.8	25,235,970
Chemicals	1.5	20,796,301
Consumer Goods	0.7	9,882,810
Energy	58.1	809,909,093
Industrial Metals	15.0	208,777,701
Paper And Forest	0.6	9,288,102
Precious Metals	8.5	118,784,165
Real Estate	0.1	847,259
Services	0.8	11,764,410
Utilities	0.6	7,918,260
Total Common Stock	91.0	1,268,920,708
Exchange Traded Fund	2.0	28,334,000
Money Market Fund	7.0	97,533,243
	100.0%	$1,394,787,951

See Notes to Financial Statements

International Investors Gold Fund

Schedule of Investments
June 30, 2008 (unaudited)

Number
of Shares		Value
COMMON STOCKS: 90.5%
Australia 9.1%
6,309,000	Andean Resources Ltd. * #	$9,345,656
11,898,384	Lihir Gold Ltd. * #	37,644,667
779,725	Newcrest Mining Ltd. * #	21,639,643
478,266	Sino Gold Ltd. * † #	2,645,758
		71,275,724
Canada: 62.5%
380,974	Agnico-Eagle Mines Ltd.	28,577,683
524,800	Agnico-Eagle Mines Ltd. (USD) †	39,029,376
1,510,000	Amarillo Gold Corp. *	2,147,200
640,000	Aquiline Resources, Inc. *	4,857,899
390,000	Aquiline Resources, Inc. * R	2,960,283
1,096,000	Aurelian Resources, Inc. *	6,062,018
3,050,000	Aurizon Mines Ltd. *	14,716,093
100,000	Aurizon Mines Ltd. (USD) *	491,000
1,000,000	AXMIN, Inc. * R	460,920
703,638	Barrick Gold Corp.	32,015,529
948,000	Bear Creek Mining Corp. * R	4,601,942
1,043,800	Brazauro Resources Corp. *	798,435
1,839,000	Eastmain Resources, Inc. * # R	2,849,485
919,500	Eastmain Resources, Inc. Warrants *
	(CAD 2.00, expiring 7/3/10) # R	362,227
1,800,000	Eldorado Gold Corp. *	15,339,806
1,633,900	European Goldfields Ltd. *	7,627,110
700,000	Franco-Nevada Corp. R	16,955,967
1,260,000	Full Metal Minerals Ltd. * R	1,729,921
370,000	Full Metal Minerals Ltd. Warrants *
	(CAD 3.00, expiring 11/10/08) # R	3,556
260,000	Full Metal Minerals Ltd. Warrants *
	(CAD 3.00, expiring 10/24/09) # R	30,113
947,600	Gammon Gold, Inc. *	10,120,000
450,000	Gammon Gold, Inc. (USD) * †	4,882,500
530,000	Gold Eagle Mines Ltd. *	4,636,266
3,180,600	Gold Wheaton Corp. * # R	2,554,586
1,590,300	Gold Wheaton Corp. Warrants* R
	(CAD 1.00, expiring 7/8/13)	—
437,500	Goldcorp, Inc.	20,169,535
801,707	Goldcorp, Inc. (USD)	37,014,812
17,500	Goldcorp, Inc. Warrants *
	(CAD 45.75, expiring 6/9/11)	291,581
24,000	Golden Star Resources Ltd. * R	64,490
1,695,000	Great Basin Gold Ltd. * †	5,768,020
300,000	Great Basin Gold Ltd. * R	1,020,889
422,500	Great Basin Gold Ltd. Warrants *
	(CAD 3.50, expiring 4/17/09)	269,319
1,055,000	Guyana Goldfields, Inc. *	4,469,550
1,133,300	High River Gold Mines Ltd. *	1,711,564
1,870,000	Jinshan Gold Mines, Inc. *	4,768,069
935,000	Jinshan Gold Mines, Inc. * R	2,384,035
25,005	Kinross Gold Corp.	590,978
222,350	Kinross Gold Corp. R	5,255,110
2,414,738	Kinross Gold Corp. (USD)	57,011,965
1,640,000	Lake Shore Gold Corp. *	2,541,140
601,500	Minco Silver Corp. *	2,005,590
50,000	Minefinders Corp. * †	514,857
450,000	Minefinders Corp. * R	4,633,716
445,000	New Gold, Inc. * †	3,478,131
Number
of Shares		Value
800,000	New Gold, Inc. * R	$6,252,819
770,000	Northgate Minerals Corp. *	2,121,898
666,666	Northgate Minerals Corp. * R	1,837,140
8,535,000	Orezone Resources, Inc. * †	10,295,234
1,373,200	Osisko Exploration Ltd. *	5,817,617
1,452,600	Pacific Rim Mining Corp. * †	1,176,606
345,139	PAN American Silver Corp. *	11,866,797
96,000	PAN American Silver Corp. (USD) *	3,319,680
2,261,700	Peak Gold Ltd. * R	1,730,044
1,130,850	Peak Gold Ltd. Warrants *
	(CAD 12.00, expiring 2/20/08) R	160,805
855,000	Pediment Exploration Ltd. * R	1,232,568
427,500	Pediment Exploration Ltd. Warrants *
	(CAD 3.00, expiring 05/21/09) R	38,822
265,000	Platinum Group Metals Ltd. *	748,455
530,000	Platinum Group Metals Ltd. * R	1,496,911
514,500	Premier Gold Mines Ltd. *	1,306,811
560,000	Rainy River Resources Ltd. *	2,279,102
1,055,555	Red Back Mining, Inc. *	8,902,396
1,860,000	San Gold Corp. *	4,049,426
358,000	Silver Wheaton Corp. *	5,266,255
1,098,000	Silver Wheaton Corp. (USD) * †	16,085,700
1,257,500	Silver Wheaton Corp. Warrants *
	(CAD 4.00, expiring 8/05/09)	2,836,373
1,860,000	Silvercorp Metals, Inc.	10,944,395
1,075,000	Silverstone Resources Corp. * R	2,793,714
839,800	Western Goldfields, Inc. *	1,965,132
897,933	Yamana Gold Inc.	14,934,730
291,048	Yamana Gold Inc. R	4,840,810
514,597	Yamana Gold Inc. (USD)	8,511,434
		490,584,940
South Africa: 4.0%
168,000	First Uranium Corp. (CAD) * R	1,034,657
666,000	Impala Platinum Holdings Ltd. #	26,173,417
306,000	Northam Platinum Ltd. #	2,636,036
202,500	Platmin Ltd. (CAD) * R	1,422,882
		31,266,992
United Kingdom: 7.0%
850,000	Cluff Gold Ltd. *	1,214,779
1,172,800	Randgold Resources Ltd. (ADR)	54,159,904
		55,374,683
United States: 7.9%
8,300,000	Capital Gold Corp. *	5,395,000
1,388,200	IAMGOLD Corp.	8,304,423
180,000	Metallica Resources, Inc. *	1,204,200
1,460,000	Metallica Resources, Inc. (CAD) *	9,936,648
255,000	Metallica Resources, Inc. Warrants *
	(CAD 3.10, expiring 12/11/08) R	1,012,798
631,000	Newmont Mining Corp. †	32,912,960
109,100	Royal Gold, Inc. †	3,421,376
		62,187,405
Total Common Stocks
(Cost: $296,730,734)		710,689,744

See Notes to Financial Statements

International Investors Gold Fund

Schedule of Investments
June 30, 2008 (unaudited) (continued)

Principal
Amount		Value
CORPORATE NOTE: 0.6%
(Cost: $2,959,754)
Canada: 0.6%
CAD 3,280,000	Eurasia Holdings AG Convertible
	Note, 7.00%, 9/14/09 * R	$4,662,341
Number
of Shares
MONEY MARKET FUND: 11.9%
(Cost: $93,214,740)
93,214,740	AIM Treasury Portfolio -
	Institutional Class	93,214,740
Total Investments Before Collateral
for Securities Loaned: 103.0%
(Cost: $392,905,228)		808,566,825
SHORT-TERM INVESTMENT
HELD AS COLLATERAL FOR
SECURITIES LOANED: 8.4%
(Cost: $65,753,437)
65,753,437	State Street Navigator Securities
	Lending Prime Portfolio	65,753,437
Total Investments: 111.4%
(Cost: $458,658,665)		874,320,262
Liabilities in excess of other
assets: (11.4%)		(89,252,578)
NET ASSETS: 100.0%		$785,067,684

Glossary:
ADR - American Depositary Receipt
AUD - Australian Dollar
CAD - Canadian Dollar
USD - United States Dollar

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $64,129,134
#	Indicates a fair valued security which has not been valued using an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value for fair valued securities is $105,885,144, which represents 13.5% of net assets.
R

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, these securities are considered liquid, unless otherwise noted, and the market value amounted to $74,383,551, or 9.5% of net assets.

See Notes to Financial Statements

International Investors Gold Fund

Schedule of Investments
June 30, 2008 (unaudited) (continued)

Restricted securities held by the Fund are as follows:

	Acquisition	Number	Acquisition		% of
Security	Date	of Shares	Cost	Value	Net Assets
Aquiline Resources, Inc.	9/27/05	390,000	$529,932	$2,960,283	0.4%
AXMIN, Inc.	11/16/01	1,000,000	157,230	460,920	0.1
Bear Creek Mining Corp.	8/15/05	948,000	2,865,287	4,601,942	0.6
Eastmain Resources, Inc.	6/13/08	1,839,000	2,503,501	2,849,485	0.4
Eastmain Resources, Inc. Warrants (a)	6/13/08	919,500	—	362,227	0.0
Eurasia Holdings	8/29/06	**	2,959,754	4,662,341	0.6
First Uranium Corp	12/13/06	168,000	1,016,518	1,034,657	0.1
Franco-Nevada Corp.	12/20/07	700,000	10,668,806	16,955,967	2.2
Full Metal Minerals Ltd.	10/24/06	740,000	1,511,524	713,936	0.1
Full Metal Minerals Ltd.	10/24/07	520,000	1,335,412	1,015,985	0.1
Full Metal Minerals Ltd. Warrants (a)	10/24/06	370,000	—	3,556	0.0
Full Metal Minerals Ltd. Warrants (a)	10/24/07	260,000	—	30,113	0.0
Golden Star Resources Ltd.	7/18/02	24,000	29,780	64,490	0.0
Gold Wheaton Corp.	6/19/08	3,180,600	1,566,644	2,554,586	0.3
Gold Wheaton Corp. Warrants	6/19/08	1,590,300	—	—	0.0
Great Basin Gold Ltd.	5/28/02	300,000	293,351	1,020,889	0.1
Jinshan Gold Mines, Inc.	8/25/06	935,000	—	2,384,035	0.3
Kinross Gold Corp.	10/22/07	222,350	953,266	5,255,110	0.7
Metallica Resources, Inc. Warrants	11/26/03	255,000	—	1,012,798	0.1
Minefinders Corp.	3/20/02	450,000	652,586	4,633,716	0.6
New Gold, Inc.	10/21/03	800,000	5,580,320	6,252,819	0.8
Northgate Minerals Corp.	10/16/02	666,666	781,921	1,837,140	0.2
Peak Gold Ltd.	3/9/07	2,261,700	1,448,845	1,730,044	0.2
Peak Gold Ltd. Warrants	3/9/07	1,130,850	—	160,805	0.0
Pediment Exploration Group	11/21/07	855,000	2,648,020	1,232,568	0.2
Pediment Exploration Group Warrants (a)	11/22/07	427,500	—	38,822	0.0
Platinum Group Metals Ltd.	6/30/06	530,000	857,169	1,496,911	0.2
Platmin Ltd.	7/28/06	202,500	715,676	1,422,882	0.2
Silverstone Resources Corp.	11/27/07	1,075,000	3,403,342	2,793,714	0.4
Yamana Gold Inc.	5/29/08	291,048	1,082,992	4,840,810	0.6
			$43,561,876	$74,383,551	9.5%

**  Principal amount CAD 3,280,000.
(a) Illiquid Securities

Summary of Investments by
Industry Excluding Collateral	% of
for Securities Loaned	Investments	Value
Gold	69.3%	$559,780,128
Silver	6.8	55,118,504
Precious Metals	6.1	49,336,092
Platinum	4.0	32,477,701
Copper	1.2	9,730,950
Diversified Minerals	0.5	4,246,369
	87.9	710,689,744
Money Market Fund	11.5	93,214,740
Corporate Note	0.6	4,662,341
	100.0%	$808,566,825

See Notes to Financial Statements

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Van Eck Funds

Statements of Assets and Liabilities
June 30, 2008 (unaudited)

	Emerging	Global Hard	International Investors
	Markets Fund	Assets Fund	Gold Fund
Assets:
Investments, at value (1)
(Cost $141,691,736; $937,370,417; $392,905,228)	$136,215,275	$1,394,787,951	$808,566,825
Short-term investments held as collateral for securities loaned
(Cost $0; $126,927,548 and $65,753,437)	—	126,927,548	65,753,437
Foreign currency (Cost $56,166; $0, and $0)	56,085	—	—
Receivables:
Investments sold	1,940,318	1,841,425	139,913
Shares of beneficial interest sold	343,646	12,668,006	2,463,430
Dividends and interest	366,857	689,031	116,633
Prepaid expenses	137,170	826,679	347,598
Total assets	139,059,351	1,537,740,640	877,387,836
Liabilities:
Payables:
Investments purchased	694,863	15,129,233	24,963,682
Due to custodian	2,019,193	479,432	—
Written options, at value (premiums received $0, $346,589, and $0)	—	466,800	—
Shares of beneficial interest redeemed	837,931	1,961,730	515,730
Collateral for securities loaned	—	126,927,548	65,753,437
Due to Adviser	124,761	1,082,449	579,226
Due to Distributor	104,923	789,130	281,587
Deferred Trustee fees	12,924	81,660	54,722
Accrued expenses	33,434	60,187	171,768
Total liabilities	3,828,029	146,978,169	92,320,152
NET ASSETS	$135,231,322	$1,390,762,471	$785,067,684
Class A Shares:
Net Assets	$108,771,667	$980,616,540	$674,711,132
Shares of beneficial interest outstanding	8,085,574	16,434,617	34,908,839
Net asset value and redemption price per share	$13.45	$59.67	$19.33
Maximum offering price per share (Net asset value per share ÷ 94.25%)	$14.27	$63.31	$20.51
Class C Shares:
Net Assets	$26,451,431	$374,812,834	$79,753,545
Shares of beneficial interest outstanding	2,023,925	6,735,893	4,289,480
Net asset value, offering and redemption price per share (Redemption may be subject to a contingent deferred redemption charge within the
first year of ownership)	$13.07	$55.64	$18.59
Class I Shares:
Net Assets	$8,224	$35,333,097	$30,603,007
Shares of beneficial interest outstanding	610	586,349	1,569,162
Net asset value, offering and redemption price per share	$13.48	$60.26	$19.50
Net Assets consist of:
Aggregate paid in capital	$138,499,836	$856,133,997	$398,952,370
Unrealized appreciation (depreciation) of investments, foreign currency, forward foreign currency contracts, and other assets and liabilities denominated in
foreign currencies	(5,476,055)	457,293,521	415,655,668
Accumulated net investment loss	(287,938)	(5,474,451)	(81,181,186)
Undistributed net realized gain on investments and foreign currency
transactions	2,495,479	82,809,404	51,640,832
	$135,231,322	$1,390,762,471	$785,067,684
(1) Value of securities on loan	$—	$122,812,786	$64,129,134

See Notes to Financial Statements

Van Eck Funds

Statements of Operations
Six Months Ended June 30, 2008 (unaudited)

	Emerging	Global Hard	International Investors
	Markets Fund	Assets Fund	Gold Fund
Income:
Dividends	$1,380,258	$7,008,081	$1,241,215
Interest	24,755	591,228	712,647
Securities lending income	—	487,454	183,903
Foreign taxes withheld	(89,752)	(533,728)	(113,999)
Total income	1,315,261	7,553,035	2,023,766
Expenses:
Management fees	588,850	5,615,038	2,672,758
Distribution fees - Class A	159,803	1,419,201	825,548
Distribution fees - Class C (net of reimbursements of $52,001, $124,499
and $54,894)	93,877	979,331	314,543
Transfer agent fees - Class A	63,036	244,256	248,505
Transfer agent fees - Class C	25,211	156,966	82,382
Transfer agent fees - Class I	2,520	8,778	6,067
Administration fees	196,283	—	933,085
Custodian fees	137,085	56,293	52,788
Professional fees	23,164	110,141	63,987
Registration fees - Class A	13,779	17,366	11,758
Registration fees - Class C	11,657	9,832	—
Registration fees - Class I.	340	—	8,415
Reports to shareholders	12,753	59,506	42,934
Insurance	6,402	60,845	55,427
Trustees’ fees and expenses	4,369	35,315	35,254
Interest expense	3,399	—	—
Other	5,719	25,676	22,018
Total expenses	1,348,247	8,798,544	5,375,469
Waiver of management fees	(2,847)	(17,971)	(9,733)
Net expenses	1,345,400	8,780,573	5,365,736
Net investment income (loss)	(30,139)	(1,227,538)	(3,341,970)
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments sold	(2,959,553)	70,794,820	33,197,463
Net realized gain (loss) from forward foreign currency contracts
and foreign currency transactions	(96,875)	(458,231)	154,211
Realized gain on options	—	3,136,762	—
Net change in unrealized appreciation (depreciation) of investments	(31,134,965)	172,004,847	28,108,786
Net change in unrealized appreciation (depreciation) of foreign currency, forward foreign currency contracts and foreign denominated
assets and liabilities	3,423	72,411	700
Net realized and unrealized gain (loss) on investments	(34,187,970)	245,550,609	61,461,160
Net Increase (decrease) in Net Assets Resulting from Operations	$(34,218,109)	$244,323,071	$58,119,190

See Notes to Financial Statements

Van Eck Funds

Statements of Changes in Net Assets

	Emerging Markets Fund		Global Hard Assets Fund
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	June 30,	December 31,	June 30,	December 31,
	2008	2007	2008	2007
	(unaudited)		(unaudited)
Operations:
Net investment loss	$(30,139)	$(406,463)	$(1,227,538)	$(4,260,566)
Net realized gain (loss) on investments, forward foreign currency
contracts, foreign currency transactions and options	(3,056,428)	22,897,233	73,473,351	106,614,781
Net change in unrealized appreciation (depreciation) of
investments, forward foreign currency contracts,
foreign currency transactions and foreign denominated
assets and liabilities	(31,131,542)	6,682,570	172,077,258	162,646,177
Net increase (decrease) in net assets resulting from operations	(34,218,109)	29,173,340	244,323,071	265,000,392
Dividends and distributions to shareholders:
Dividends from net investment income
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class I Shares	—	—	—	—
	—	—	—	—
Distributions from net realized capital gains
Class A Shares	—	(13,196,037)	—	(75,336,638)
Class C Shares	—	(2,924,274)	—	(32,216,384)
Class I Shares	—	—	—	(3,488,259)
	—	(16,120,311)	—	(111,041,281)
Total dividends and distributions	—	(16,120,311)	—	(111,041,281)
Share transactions:
Proceeds from sales of shares
Class A Shares	31,969,539	123,085,976	243,623,753	275,603,397
Class C Shares	5,568,018	28,763,188	3,861,993	113,999,578
Class I Shares	50	10,000	59,643,301	29,927,547
	37,537,607	151,859,164	307,129,047	419,530,522
Reinvestment of dividends and distributions
Class A Shares	—	10,963,800	—	56,657,335
Class C Shares	—	2,038,856	—	20,750,099
Class I Shares	—	—	—	2,028,590
	—	13,002,656	—	79,436,024
Cost of shares redeemed
Class A Shares	(51,474,016)	(39,741,996)	(132,413,059)	(124,314,512)
Class C Shares	(6,629,183)	(11,463,321)	(34,330,288)	(38,342,565)
Class I Shares	—	—	(6,448,532)	(6,579,148)
	(58,103,199)	(51,205,317)	(173,191,879)	(169,236,225)
Increase (decrease) in net assets resulting from capital
share transactions	(20,565,592)	113,656,503	133,937,168	329,730,321
Total increase (decrease) in net assets	(54,783,701)	126,709,532	378,260,239	483,689,432

Net Assets:
Beginning of period	190,015,023	63,305,491	1,012,502,232	528,812,800
End of period*	$135,231,322	$190,015,023	$1,390,762,471	$1,012,502,232
*Including accumulated net investment loss	$(287,938)	$(160,924)	$(5,474,451)	$(3,788,682)

See Notes to Financial Statements

International Investors Gold Fund
Six Months	Year
Ended	Ended
June 30,	December 31,
2008	2007
(unaudited)

$(3,341,970)	$(5,265,400)

33,351,674	55,339,385

28,109,486	95,836,605
58,119,190	145,910,590

—	(47,332,013)
—	(4,920,568)
—	(669,954)
—	(52,922,535)

—	(31,534,185)
—	(3,321,383)
—	(426,940)
—	(35,282,508)
—	(88,205,043)

104,277,454	129,129,284
20,422,394	29,975,414
24,821,717	6,707,392
149,521,565	165,812,090

—	65,791,138
—	5,602,167
—	1,096,889
—	72,490,194

(97,479,039)	(89,271,896)
(13,131,357)	(10,199,577)
—	(1)
(110,610,396)	(99,471,474)

38,911,169	138,830,810
97,030,359	196,536,357

688,037,325	491,500,968
$785,067,684	$688,037,325
$(81,181,186)	$(77,993,427)

See Notes to Financial Statements

Emerging Markets Fund

Financial Highlights
For a share outstanding throughout each period:

	Class A							Class C								Class I
																		For the Period
	Six							Six						For the Period		Six		December 31,
	Months							Months						October 3, 2003*		Months		2007**
	Ended							Ended						through		Ended		through
	June 30,		Year Ended December 31,					June 30,		Year Ended December 31,				December 31,		June 30,		December 31,
	2008		2007	2006	2005	2004	2003	2008		2007	2006	2005	2004	2003		2008		2007
	(unaudited)							(unaudited)								(unaudited)
Net Asset Value, Beginning of Period	$16.49		$13.27	$10.98	$9.78	$8.49	$4.85	$16.06		$13.05	$10.90	$9.69	$8.50	$7.44		$16.49		$16.49
Income from Investment Operations:
Net Investment Income (Loss)	—	(e)	(0.02)	0.01	0.05	0.01	0.05	(0.03)		(0.07)	(0.07)	0.05	(0.04)	0.01		0.05		—
Net Realized and Unrealized Gain (Loss)
on Investments	(3.04)		4.75	4.27	2.85	1.67	3.59	(2.96)		4.59	4.21	2.83	1.62	1.05		(3.06)		—
Total from Investment Operations	(3.04)		4.73	4.28	2.90	1.68	3.64	(2.99)		4.52	4.14	2.88	1.58	1.06		(3.01)		—
Less:
Dividends from Net Investment Income	—		—	—	(0.05)	—	—	—		—	—	(0.02)	—	—		—		—
Distributions from Net Realized Gains	—		(1.51)	(1.99)	(1.65)	(0.39)	—	—		(1.51)	(1.99)	(1.65)	(0.39)	—		—		—
Total Dividends and Distributions	—		(1.51)	(1.99)	(1.70)	(0.39)	—	—		(1.51)	(1.99)	(1.67)	(0.39)	—		—		—
Net Asset Value, End of Period	$13.45		$16.49	$13.27	$10.98	$9.78	$8.49	$13.07		$16.06	$13.05	$10.90	$9.69	$8.50		$13.48		$16.49
Total Return (a)	(18.44	)%(d)	35.66%	38.98%	29.77%	19.79%	75.05%	(18.62	)%(d)	34.65%	37.98%	29.77%	18.59%	14.25%		(18.25	)%(d)	—%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$108,772		$156,203	$51,086	$36,381	$30,461	$28,956	$26,451		$33,802	$12,220	$6,266	$2,567	$2,665		$8		$10
Ratio of Gross Expenses to Average Net Assets	1.62	%(c)	1.70%	1.96%	2.26%	2.63%	3.08%	2.14	%(c)	2.38%	2.74%	3.62%	3.80%	2.76	%(c)	65.75	%(c)	—%
Ratio of Net Expenses to Average Net Assets (b)	1.62	%(c)	1.70%	1.95%	2.11%	2.21%	2.00%	2.14	%(c)	2.38%	2.72%	2.16%	2.75%	2.50	%(c)	1.15	%(c)	—%
Ratio of Net Investment Income (Loss) to Average
Net Assets	0.05	%(c)	(0.22)%	0.06%	0.46%	0.15%	0.71%	(0.42	)%(c)	(0.86)%	(0.70)%	0.19%	(0.38)%	0.67	%(c)	0.73	%(c)	—%
Portfolio Turnover Rate	24	%(d)	66%	73%	101%	121%	128%	24	%(d)	66%	73%	101%	121%	128%		24	%(d)	—%

(a)	Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Excluding interest expense, the ratio of net expenses to average net assets would be 2.10%, 2.19%, and 2.00% for Class A Shares for the years ending December 31, 2005, 2004, and 2003, respectively and 2.15%, 2.75%, and 2.50% for Class C Shares for the periods ending December 31, 2005, 2004 and 2003, respectively.
(c)	Annualized
(d)	Not annualized
(e)	Amount represents less than +/- $.005 per share.
*	Inception date of Class C Shares.
**	Inception date of Class I Shares.

See Notes to Financial Statements

Global Hard Assets Fund

Financial Highlights
For a share outstanding throughout each period:

	Class A							Class C							Class I
	Six							Six							Six			For the Period
	Months							Months							Months		Year	May 2, 2006*
	Ended							Ended							Ended		Ended	through
	June 30,		Year Ended December 31,					June 30,		Year Ended December 31,					June 30,		December 31,	December 31,
	2008		2007	2006	2005	2004	2003	2008		2007	2006	2005	2004	2003	2008		2007	2006
	(unaudited)							(unaudited)							(unaudited)
Net Asset Value, Beginning
of Period	$48.52		$38.07	$33.24	$22.35	$18.19	$12.77	$45.41		$36.16	$31.90	$21.57	$17.66	$12.55	$48.91		$38.19	$40.74
Income from Investment Operations:
Net Investment Income (Loss)	(0.01)		(0.13)	(0.02)	(0.11)	(0.02)	(0.08)	(0.16)		(0.37)	(0.22)	(0.12)	(0.10)	(0.05)	0.07		0.02	0.06
Net Realized and Unrealized
Gain (Loss) on Investments	11.16		16.36	7.62	11.00	4.18	5.50	10.39		15.40	7.25	10.45	4.01	5.16	11.28		16.48	0.16
Total from Investment Operations	11.15		16.23	7.60	10.89	4.16	5.42	10.23		15.03	7.03	10.33	3.91	5.11	11.35		16.50	0.22
Less Distributions from:
Net Realized Gains	—		(5.78)	(2.77)	—	—	—	—		(5.78)	(2.77)	—	—	—	—		(5.78)	(2.77)
Total Distributions	—		(5.78)	(2.77)	—	—	—	—		(5.78)	(2.77)	—	—	—	—		(5.78)	(2.77)
Net Asset Value, End of Period	$59.67		$48.52	$38.07	$33.24	$22.35	$18.19	$55.64		$45.41	$36.16	$31.90	$21.57	$17.66	$60.26		$48.91	$38.19
Total Return (a)	22.98	%(c)	42.62%	22.86%	48.72%	22.87%	42.44%	22.53	%(c)	41.55%	22.04%	47.94%	22.14%	40.72%	23.21	%(c)	43.19%	0.54%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$980,616		$697,604	$378,879	$233,685	$84,872	$64,661	$374,813		$283,246	$146,671	$76,621	26,812	$11,490	$35,333		$31,652	$3,262
Ratio of Gross Expenses to Average
Net Assets	1.38	%(b)	1.43%	1.61%	1.88%	2.08%	2.43%	2.09	%(b)	2.19%	2.24%	2.08%	2.50%	3.76%	1.12	%(b)	1.17%	1.25	%(b)
Ratio of Net Expenses to Average
Net Assets	1.38	%(b)	1.43%	1.50%	1.56%	1.85%	2.43%	2.09	%(b)	2.19%	2.23%	2.07%	2.44%	3.76%	1.00	%(b)	1.02%	0.95	%(b)
Ratio of Net Investment
Income (Loss) to Average
Net Assets	(0.03	)%(b)	(0.36)%	(0.05)%	(0.42)%	(0.12)%	(0.68)%	(0.75	)%(b)	(1.11)%	(0.78)%	(0.89)%	(0.71)%	(0.75)%	0.33	%(b)	0.04%	0.58	%(b)
Portfolio Turnover Rate	32	%(c)	89%	71%	51%	54%	40%	32	%(c)	89%	71%	51%	54%	40%	32	%(c)	89%	71%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Annualized
(c)	Not Annualized
*	Inception date of Class I Shares.

See Notes to Financial Statements

International Investors Gold Fund

Financial Highlights
For a share outstanding throughout each period:

	Class A							Class C								Class I
	Six							Six						For the Period		Six			For the Period
	Months							Months						October 3, 2003*		Months		Year	October 2, 2006*
	Ended							Ended						through		Ended		Ended	through
	June 30,		Year Ended December 31,					June 30,		Year Ended December 31,				December 31,		June 30,		December 31,	December 31,
	2008		2007	2006	2005	2004	2003	2008		2007	2006	2005	2004	2003		2008		2007	2006
	(unaudited)							(unaudited)								(unaudited)
Net Asset Value, Beginning
of Period	$17.82		$16.00	$12.36	$9.77	$11.64	$8.30	$17.21		$15.61	$12.17	$9.67	$11.61	$9.28		$17.95		$16.09	$15.47
Income from Investment Operations:
Net Investment Income (Loss)	(0.08)		0.16	(0.08)	(0.15)	0.07	(0.10)	(0.14)		0.26	(0.05)	(0.14)	0.05	(0.03)		(0.04	)(d)	0.81	0.10
Net Realized and Unrealized
Gain (Loss) on Investments	1.59		4.23	5.67	3.63	(0.97)	3.66	1.52		3.89	5.44	3.53	(1.02)	2.36		1.59		3.69	2.47
Total from Investment Operations	1.51		4.39	5.59	3.48	(0.90)	3.56	1.38		4.15	5.39	3.39	(0.97)	2.33		1.55		4.50	2.57
Less:
Dividends from Net Investment
Income	—		(1.54)	(0.42)	(0.02)	(0.26)	—	—		(1.52)	(0.42)	(0.02)	(0.26)	—		—		(1.61)	(0.42)
Distributions from Net Realized
Gains	—		(1.03)	(1.53)	(0.87)	(0.71)	(0.22)	—		(1.03)	(1.53)	(0.87)	(0.71)	—		—		(1.03)	(1.53)
Total Dividends and Distributions	—		(2.57)	(1.95)	(0.89)	(0.97)	(0.22)	—		(2.55)	(1.95)	(0.89)	(0.97)	—		—		(2.64)	(1.95)
Net Asset Value, End of Period	$19.33		$17.82	$16.00	$12.36	$9.77	$11.64	$18.59		$17.21	$15.61	$12.17	$9.67	$11.61		$19.50		$17.95	$16.09
Total Return (a)	8.47	%(c)	27.41%	45.23%	35.62%	(7.73)%	44.25%	8.02	%(c)	26.56%	44.29%	35.06%	(8.36)%	25.11%		8.63	%(c)	27.94%	16.61	%(c)

Ratios/Supplementary Data
Net Assets, End of Period (000)	$674,711		$616,260	$457,587	$294,999	$255,281	$305,863	$79,754		$63,207	$33,902	$10,381	$7,505	$3,535		$30,603		$8,570	$12
Ratio of Gross Expenses to Average
Net Assets	1.36	%(b)	1.46%	1.57%	1.71%	1.82%	1.87%	2.13	%(b)	2.12%	2.22%	2.53%	2.58%	2.46	%(b)	1.13	%(b)	1.23%	5.90	%(b)
Ratio of Net Expenses to Average
Net Assets	1.36	%(b)	1.46%	1.56%	1.71%	1.82%	1.87%	2.13	%(b)	2.12%	2.22%	2.16%	2.51%	2.46	%(b)	1.00	%(b)	1.03%	1.25	%(b)
Ratio of Net Investment Income to
Average Net Assets	(0.82	)%(b)	(0.87)%	(1.09)%	(1.26)%	(1.34)%	(1.04)%	(1.59	)%(b)	(1.55)%	(1.74)%	(1.71)%	(2.03)%	(1.99	)%(b)	(0.44	)%(b)	(0.46)%	1.35	%(b)
Portfolio Turnover Rate	9	%(c)	35%	18%	29%	31%	244%	9	%(c)	35%	18%	29%	31%	244%		9	%(c)	35%	18%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any distributions at net asset value on the distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns for periods less than a year are not annualized.

(b)	Annualized.
(c)	Not Annualized
(d)	Per share data calculated using average shares outstanding method.
*	Inception date of Class C Shares.

See Notes to Financial Statements

Van Eck Funds

Notes To Financial Statements
June 30, 2008 (unaudited)

Note 1—Fund Organization—Van Eck Funds (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on April 3, 1985. The Trust operates as a series fund currently comprised of three portfolios: Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund (collectively the “Funds”). The Funds are classified as non-diversified funds. The Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Global Hard Assets Fund seeks long-term capital appreciation by investing primarily in hard asset securities. The International Investors Gold Fund seeks long-term capital appreciation by investing primarily in common stocks of gold-mining companies. Each of the Funds is authorized to issue various classes of shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution fees and sales charges. Class I Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class C Shares are sold with a contingent deferred redemption charge.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds.

A.

Security Valuation—Securities and options traded on national or foreign exchanges are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities for which market values are not readily available, or whose values have been affected by events occurring before the Funds’ pricing time (4:00 p.m. Eastern Time) but after the close of the securities’ primary market, are valued using methods approved by the Board of Trustees. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Funds may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Futures are valued using the closing price reported at the close of the respective exchange. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not readily available are stated at fair value as determined by the Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value of these securities. Short-term invest-

ments in Money Market Funds held as collateral for securities loaned are valued at net asset value.

Adoption of Statement of Financial Accounting Standards No. 157 Fair Value Measurements (FAS 157) — In September 2006, the Financial Accounting Standards Board issued FAS 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Funds have adopted FAS 157 as of January 1, 2008. The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used to value the Funds’ investments as of June 30, 2008 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant	Market
	Quoted	Observable	Unobservable	Value of
	Prices	Inputs	Inputs	Investments
Emerging Markets
Fund	$37,929,956	$98,285,319	$—	$136,215,275
Global Hard Assets
Fund	1,344,894,274	176,821,225	—	1,521,715,499
International
Investors
Gold Fund	768,435,118	105,885,144	—	874,320,262

B.

Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.

Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D.

Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annu- ally. Income dividends and capital gain distributions are deter- mined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

Van Eck Funds

Notes To Financial Statements (continued)

E.

Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization on premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Funds and decrease the unrealized gain on investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

F.

Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Funds’ Schedules of Investments.

G.	Use of Derivative Instruments

Option Contracts—The Funds may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Funds the right, but not the obligation, to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Funds may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Funds may also write call or put options. The Funds keep the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a realized gain on the Statements of Operations. If the option is exercised, the Funds must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Funds may write only covered calls and puts. A covered call option is an option in which the Funds own the instrument underlying the call. A covered call sold exposes the Funds during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price. A covered put exposes the Funds during the term of the option to a decline in price of the underlying instrument. A put option sold by the Funds is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Funds may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies. Global Hard Assets had the following call options written during the six months ended June 30, 2008:

	Number of
	Contracts	Premiums
Options outstanding at beginning
of period	2,867	$1,369,623
Options written	5,749	2,355,664
Options exercised	(6,611)	(3,136,761)
Options expired	(1,170)	(241,937)
Options outstanding at end of period	835	$346,589

Futures—The Funds may buy and sell financial futures contracts, which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. The Funds may buy and sell commodity future contracts. The Funds may engage in these transactions for hedging purposes and for other purposes. Global Hard Assets Fund may also buy and sell commodity futures contracts, which may include futures on natural resources and natural resource indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of currency at a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date. Realized gains and losses from futures contracts are reported separately. The Funds did not have any futures contracts outstanding at June 30, 2008.

Short Sales—The Global Hard Assets Fund may make short sales of equity securities. A short sale occurs when the Fund sells a security, which it does not own, by borrowing it from a broker. Proceeds from securities sold short are reported as liabilities on the Statements of Assets and Liabilities and are marked to market daily. Gains and losses are classified as realized when short positions are closed. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss, as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date. Cash is deposited in a segregated account with brokers, maintained by the Fund, for its open short sales. The Global Hard Assets Fund did not have any short sales during the six months ended June 30, 2008.

Structured Notes—The Funds may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities or financial commodity indices. When a Fund purchases a structured note (a non-publicly traded indexed security entered into directly between two parties) it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or

Van Eck Funds

Notes To Financial Statements (continued)

better by S&P, Moody’s or another nationally recognized statistical rating organization. Van Eck Associates Corporation will monitor the liquidity of structured notes under supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities and limited to 15% of the net assets of the Fund. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. At June 30, 2008, there were no structured notes outstanding.

Note 3—Investment Management and Other Agreements—Van Eck Associates Corporation (the “Adviser”) is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.75% for Emerging Markets Fund and 1.00% for Global Hard Assets Fund based on their respective average daily net assets. The Adviser receives a management fee from International Investors Gold Fund based on an annual rate of 0.75% of the first $500 million of average daily net assets of the Fund, 0.65% of the next $250 million of average daily net assets and 0.50% of average daily net assets in excess of $750 million.

For the Emerging Markets Fund for the period May 1, 2007 through April 30, 2009, the Adviser agreed to waive management fees and/or assume expenses, excluding interest, taxes, and extraordinary expenses, exceeding 2.25% of average daily net assets for Class A Shares, 2.50% for Class C Shares and 1.15% for Class I Shares. For the six months ended June 30, 2008, the Advisor waived management fees in the amount of $33 and assumed expenses in the amount of $2,814 attributable to Class I Shares.

For the Global Hard Assets Fund for the period May 1, 2007 through April 30, 2009, the Adviser agreed to waive management fees and/or assume expenses, excluding interest, taxes, and extraordinary expenses, exceeding 1.50% of average daily net assets for Class A Shares, 2.50% for Class C Shares and 1.00% for Class I Shares. For the six months ended June 30, 2008, the Advisor waived management fees in the amount of $17,971 attributable to Class I Shares.

For the International Investors Gold Fund for the period May 1, 2007 through April 30, 2009, the Adviser agreed to waive management fees and/or assume expenses, excluding interest, taxes, and extraordinary expenses, exceeding 1.60% of average daily net assets for Class A Shares, 2.50% for Class C Shares and 1.00% for Class I Shares. For the six months ended June 30, 2008, the Advisor waived management fees in the amount of $9,733 attributable to Class I Shares.

The Adviser also performs accounting and administration services for Emerging Markets Fund and International Investors Gold Fund. The Adviser receives a fee, calculated daily and payable monthly based on an annual rate of 0.25% of the average daily net assets for Emerging Markets Fund, and for International Investors Gold Fund at the annual rate of 0.25% on the first $750 million of the average daily net assets and 0.20% of average daily net assets in excess of $750 million. During the six months ended June 30, 2008, the Adviser received $196,283 from Emerging Markets Fund and

$933,085 from International Investors Gold Fund pursuant to this agreement.

For the six months ended June 30, 2008, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, received a total of $3,511,788 in sales loads relating to the sale of shares of the Funds, of which $3,023,610 was reallowed to broker/dealers and the remaining $488,178 was retained by the Distributor.

Certain of the officers of the Trust are officers, directors or stockholders of the Adviser and the Distributor.

Note 4—Investments—The cost of purchases and proceeds from sales of investments, excluding short-term investments, for the six months ended June 30, 2008, were as follows:

		Proceeds
	Cost of	from
	Investments	Investments
	Purchased	Sold
Emerging Markets Fund	$37,772,543	$50,751,362
Global Hard Assets Fund	430,635,319	344,019,281
International Investors Gold Fund	64,832,022	85,756,356

Note 5—Income Taxes—As of June 30, 2008, for Federal income tax purposes, the identified cost of investments and gross unrealized appreciation and depreciation of investments were as follows:

				Net
	Cost	Gross	Gross	Unrealized
	of	Unrealized	Unrealized	Appreciation
Fund	Investments	Appreciation	Depreciation	(Depreciation)
Emerging Markets
Fund	$141,691,736	$21,308,507	$(26,784,968)	$(5,476,461)
Global Hard Assets
Fund	1,067,623,017	473,051,368	(18,958,886)	454,092,482
International
Investors
Gold Fund	528,611,989	427,506,976	(81,798,703)	345,708,273

The tax character of dividends and distributions paid to shareholders during the year ended December 31, 2007 were as follows:

Emerging Markets Fund
Ordinary Income*	$3,326,408
Long Term Capital Gains	12,793,903
$16,120,311

Global Hard Assets Fund
Ordinary Income*	$44,609,064
Long Term Capital Gains	66,432,217
$111,041,281

International Investors
Gold Fund
Ordinary Income*	$54,057,352
Long Term Capital Gains	34,147,691
$88,205,043

* Includes short term capital gains

There were no dividends or distributions paid by the Funds during the six months ended June 30, 2008.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how certain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will

Van Eck Funds

Notes To Financial Statements (continued)

“more-likely-than-not” be sustained by the applicable tax authority, and is applicable to all open tax years (tax years ended December 31, 2005-2007). The Funds adopted the provisions of FIN 48, evaluated the tax positions taken and to be taken, and concluded that no provision for income tax is required in the Funds’ financial statements.

Note 6—Concentration of Risk—The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. The Global Hard Assets Fund and the International Investors Gold Fund may concentrate their investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Funds may so concentrate, they may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

Note 7—12b-1 Plans of Distribution—Pursuant to Rule 12b-1 Plans of Distribution (the “Plans”), all of the Funds are authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Funds. The amount paid under the Plans in any one year is limited to 0.25% of average daily net assets for Class A Shares and 1.00% of average daily net assets for Class C Shares (the “Annual Limitations”).

Distribution expenses incurred under the Plans that have not been paid because they exceed the Annual Limitations may be carried forward to future years and paid by the Funds within the Annual Limitations.

The Distributor has waived its right to reimbursement of the carried forward amounts incurred through June 30, 2008 in the event the Plans are terminated, unless the Board of Trustees determines that reimbursement of the carried forward amounts is appropriate.

The accumulated amount of excess distribution expenses incurred over the Annual Limitations as of June 30, 2008, were as follows:

Emerging Markets Fund-Class A	$1,950,627
Emerging Markets Fund-Class C	255,126
Global Hard Assets Fund-Class A	5,973,416
Global Hard Assets Fund-Class C	2,434,767
International Investors Gold Fund-Class A	8,582,852
International Investors Gold Fund-Class C	518,019

Note 8—Shareholder Transactions—Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):

	Emerging Markets Fund
	Six Months	Year
	Ended	Ended
	June 30,	December 31,
	2008	2007
Class A
Shares sold	2,149,834	7,338,513
Shares reinvested	—	664,877
Shares redeemed	(3,537,542)	(2,379,014)
Net increase (decrease)	(1,387,708)	5,624,376
Class C
Shares sold	387,049	1,767,616
Shares reinvested	—	126,952
Shares redeemed	(467,810)	(726,266)
Net increase (decrease)	(80,761)	1,168,302
Class I
Shares sold	4	606
Net increase	4	606

	Global Hard Assets Fund
	Six Months	Year
	Ended	Ended
	June 30,	December 31,
	2008	2007
Class A
Shares sold	4,663,114	6,000,293
Shares reinvested	—	1,167,711
Shares redeemed	(2,604,775)	(2,745,011)
Net increase	2,058,339	4,422,993
Class C
Shares sold	1,215,620	2,624,664
Shares reinvested	—	456,980
Shares redeemed	(716,949)	(900,699)
Net increase	498,671	2,180,945
Class I
Shares sold	76,853	654,166
Shares reinvested	—	41,476
Shares redeemed	(137,602)	(133,968)
Net increase (decrease)	(60,749)	561,674

	International Investors Gold Fund
	Six Months	Year
	Ended	Ended
	June 30,	December 31,
	2008	2007
Class A
Shares sold	5,372,816	7,312,966
Shares reinvested	—	3,698,209
Shares redeemed	(5,037,063)	(5,043,408)
Net increase	335,753	5,967,767
Class C
Shares sold	1,333,757	1,748,961
Shares reinvested	—	326,087
Shares redeemed	(716,489)	(575,280)
Net increase	617,268	1,499,768
Class I
Shares sold	1,091,831	415,392
Shares reinvested	—	61,210
Shares redeemed	—	—
Net increase	1,091,831	476,602

Note 9—Warrants—The Funds may invest in warrants whose values are linked to indices or underlying instruments. The Funds may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

Van Eck Funds

Notes To Financial Statements (continued)

Note 10—Forward Foreign Currency Contracts—The Funds may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Funds may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions. The Funds may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

Note 11—Trustee Deferred Compensation Plan—The Trust together with Van Eck Worldwide Insurance Trust (another registered investment company managed by the Advisor) (the “VE/WW Funds”) has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of all or a portion of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Van Eck Funds, as directed by the Trustees.

The expense for the deferred compensation plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the deferred compensation plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 12—Repurchase Agreements—Collateral for repurchase agreements, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying debt obligation, plus accrued interest, is held by the Funds’ custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Funds would become exposed to market fluctuations on the collateral.

Note 13—Equity Swaps—The Funds may enter into equity swaps to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument (notional amount) and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the cred-itworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker in the Statements of Assets and Liabilities. The Fund collateralizes 100% of the notional amount of the swap. Such amounts are reflected in the Statements of Assets and Liabilities as cash-initial margin. At June 30, 2008, there were no outstanding equity swaps.

Note 14—Commodity Swaps—The Funds may enter into commodity swaps to gain investment exposure to the relevant spread of the commodity reference prices. A commodity swap is an agreement that obligates the parties to exchange cash flows at specified intervals. At termination date, a final payment is made based on the swap’s notional amount on trade date versus the value on termination date. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counter-party. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying reference prices. The Fund records a net receivable or payable daily, based on the change in the value of the swap. The net receivable or payable for financial statement purposes is shown as due to or from broker in the Statements of Assets and Liabilities. At June 30, 2008, there were no outstanding commodity swaps.

Note 15—Bank Line of Credit—VE/WW Funds participate in a $10 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The VE/WW Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/WW Funds at rates based on prevailing market rates in effect at the time of borrowings. During the six months ended June 30, 2008, the Emerging Markets Fund borrowed under this Facility. The average daily loan balance for the Emerging Markets Fund during the 31 day period for which a loan was outstanding amounted to $1,318,988 and the weighted average interest rate was 2.80%. At June 30, 2008, the Emerging Markets Fund’s outstanding borrowing under the Facility was $2,019,193.

Note 16—Securities Lending—To generate additional income, the Global Hard Assets Fund and International Investors Gold Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. The Funds may lend up to 50% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. During the term of the loan, the Funds will continue to receive any dividends or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedules of Investments and the Statements of Assets and Liabilities. The cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Funds may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the securities lending agent. The

Van Eck Funds

Notes To Financial Statements (continued)

Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The loans outstanding and the collateral received at the end of the period were as follows:

	Value of
	Securities	Value of
Fund	Loaned	Collateral
Global Hard Assets Fund	$122,812,786	$126,927,548
International Investors Gold Fund	64,129,134	65,753,437

Note 17—Regulatory Matters—In July 2004, the Adviser received a “Wells Notice” from the SEC in connection with the SEC’s investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff was considering recommending that the

SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser’s response has been extended until further notice from the SEC and, to the best knowledge of the Adviser, no formal recommendation has been made to the SEC to date. There cannot be any assurance that, if the SEC were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined. The Board and the Adviser are currently working to resolve outstanding issues relating to these matters.

Van Eck Funds

EMERGING MARKETS FUND
GLOBAL HARD ASSETS FUND
INTERNATIONAL INVESTORS GOLD FUND

Approval of Advisory Agreements

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the Board of Trustees (the “Board”), including by a vote of a majority of the Trustees who are not “interested persons” of the Funds (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

In considering the renewal of the investment advisory agreements, the Board, comprised exclusively of Independent Trustees, reviewed and considered information that had been provided by Van Eck Associates Corporation, the Funds’ Adviser (the “Adviser”), throughout the year at regular Board meetings, as well as information requested by the Board and furnished by the Adviser for the meetings of the Board held on June 11 and 12, 2008 to specifically consider the renewal of each Fund’s investment advisory agreement. This information included, among other things, the following:

  Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plan with respect to its mutual fund operations;

  The Adviser’s consolidated financial statements for the past three fiscal years;

  A description of the advisory agreements with the Funds, their terms and the services provided under each agreement;

  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

  Presentations by the Adviser’s key investment personnel with respect to the Adviser’s investment strategies and general investment outlook in relevant markets, and the resources available to support the implementation of such investment strategies;

  An independently prepared report comparing the management fees and non-investment management expenses of each Fund during its fiscal year ended December 31, 2007 with those of (i) the universe of front-end load retail funds with a similar investment strategy (the “Expense Universe”), and (ii) a sub-group of the Expense Universe consisting of funds of comparable size and fees and expense structure (the “Peer Group”);

  An independently prepared report comparing each Fund’s annualized investment performance for the one- through five-year periods ended December 31, 2007 with those of (i) the universe of front-end load retail and institutional funds with a similar investment strategy (the “Performance Universe”), (ii) its Peer Group, and (iii)

appropriate benchmark indices as identified by an independent data provider;

  An analysis of the profitability of the Adviser with respect to the services it provides to each Fund and the Van Eck complex of mutual funds as a whole;

  Information regarding other accounts and investment vehicles managed by the Adviser, their investment strategy, the net assets under management in each such account and vehicle, and the individuals that are performing investment management functions with respect to each such account and vehicle;

  Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the Funds, and reports regarding a variety of compliance-related issues;

  Reports with respect to the Adviser’s brokerage practices, including the benefits received by the Adviser from research acquired with soft dollars; and

  Other information provided by the Adviser in its response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In considering whether to approve the investment advisory agreements, the Board evaluated the following factors: (1) the quality, nature, cost and character of the investment management as well as the administrative and other non-investment management services provided by the Adviser and its affiliates; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Funds’ custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Funds with a view to reducing non-management expenses of the Funds; (3) the terms of the advisory agreements and the reasonableness and appropriateness of the particular fee paid by each Fund for the services described therein; (4) the Adviser’s willingness to reduce the cost of the Funds to shareholders from time to time by means of waiving a portion of its management fees or paying expenses of the Funds or by reducing fees from time to time; (5) the services, procedures and processes used to determine the value of Fund assets, and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development of a comprehensive compliance program and written compliance policies and procedures, and the implementation of recommendations of independent consultants with respect to a variety of compliance issues; (7) the responsiveness of the Adviser and its affiliated companies to inquiries from, and examinations by, regulatory agencies such as the Securities and Exchange Commission (“SEC”); (8) the Adviser’s record of compliance with its policies and procedures; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Funds.

Van Eck Funds

The Board considered the fact that the Adviser had received in 2004 a Wells Notice from the SEC, as well as a request for information from the Office of the New York State Attorney General (“NYAG”), in connection with investigations concerning market timing and related matters. The Board determined that the Adviser has cooperated with the Board in connection with these matters and that the Adviser has taken appropriate steps to implement policies and procedures reasonably designed to prevent harmful market timing activities by investors in the Funds. In addition, the Board concluded that the Adviser has acted in good faith in providing undertakings to the Board to make restitution of damages, if any, that may have resulted from any prior wrongful actions of the Adviser.

The Board considered the fact that the Adviser is managing other investment products and vehicles, including exchange-traded funds, hedge funds and separate accounts that invest in the same financial markets and are managed by the same investment professionals according to a similar investment strategy as certain of the Funds. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Funds. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Funds and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

In evaluating the investment performance and fees and expenses of each Fund, the Board considered the specific factors set forth below. The Board concluded, with respect to each Fund, that the performance of the Fund is satisfactory, and that the management fee charged to, and the total expense ratio of, the Fund are reasonable. In reaching its conclusions the Board took specific note of the following information with respect to each Fund:

Emerging Markets Fund. The Board noted that: (1) the Fund’s Class A and Class C shares had outperformed, on an annualized basis, their respective Performance Universe averages and benchmark indices for the annualized two- and three-year periods ended December 31, 2007; (2) the Adviser has agreed to waive or to reimburse expenses through April 2009 to the extent necessary to maintain an agreed upon expense ratio; and (3) during 2007, the overall management fees and total expense ratios, net of waivers, for the Fund’s Class A and Class C shares were below the median for their respective Peer Groups.

Global Hard Assets Fund. The Board noted that: (1) the Fund’s Class A and Class C shares had outperformed, on an annualized basis, their respective Performance Universe averages and benchmark indices for the annualized one- through five-year periods ended December 31, 2007; (2) the Adviser has agreed to waive or to reimburse expenses through April 2009 to the extent necessary to maintain an agreed upon expense ratio; and (3) during 2007, the expense ratio, net of waivers, for the Fund’s Class A shares was below the median for its Peer Group, and the expense ratio, net of waivers, for the Fund’s Class C shares was within the range of expense ratios for its Peer Group.

International Investor Gold Fund. The Board noted that: (1) the Fund’s Class A and Class C shares had outperformed, on an annualized basis, their respective Performance Universe averages and benchmark indices for the annualized one- through four-year periods ended December 31, 2007; (2) the Adviser has agreed to waive or to reimburse expenses through April 2009 to the extent necessary to maintain an agreed upon expense ratio; and (3) during 2007, the expense ratio, net of waivers, for the Fund’s Class A shares was within the range of expense ratios for its Peer Group, and the expense ratio, net of waivers, for the Fund’s Class C shares was below the median for its Peer Group.

The Board considered the profits, if any, realized by the Adviser from managing the Funds, in light of the services rendered and the costs associated with providing such services, and concluded that the profits realized by the Adviser from managing the Funds are not excessive. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale as each Fund grows, and whether each Fund’s fee reflects these economies of scale for the benefit of shareholders. The Board concluded that, with respect to each Fund, the economies of scale being realized, if any, are being shared equitably by the Adviser and the Funds, and that the implementation of, or modifications to any existing, breakpoints would not be warranted at this time for any of the Funds.

The Board did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that the renewal of the investment advisory agreements, including the fee structures (described herein) is in the interests of shareholders, and accordingly, the Board approved the continuation of the advisory agreements for an additional one-year period.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016
www.vaneck.com
Account Assistance:	1.800.544.4653

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a Van Eck Funds (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The Fund’s complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Item 2. CODE OF ETHICS.

     Not applicable.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

        Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     No Changes.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Van Eck Funds disclosure controls and procedures (as defined in
     Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Van Eck Funds is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK FUNDS

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
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Date  September 8, 2008
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Keith J. Carlson, CEO
                        --------------------------
Date  September 8, 2008
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By (Signature and Title)  /s/ Bruce J. Smith, CFO
                         ------------------------

Date  September 8, 2008
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